Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the registrant [ X ]
Filed by a party other than the registrant [   ]

Check the appropriate box:
[   ] Preliminary proxy statement
[ X ] Definitive proxy statement
[   ] Definitive additional materials
[   ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                         First Federal Bankshares, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                         First Federal Bankshares, Inc.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[ X ] No fee required.
[   ] $500 per each party to the controversy pursuant to Exchange Act
      Rule 14a-6(i)(3).
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)      Title of each class of securities to which transaction applies:
                              N/A
--------------------------------------------------------------------------------
(2)      Aggregate number of securities to which transactions applies:
                              N/A
--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                              N/A
--------------------------------------------------------------------------------
(4)      Proposed maximum aggregate value of transaction:
                              N/A
--------------------------------------------------------------------------------
[   ]    Check box if any part of the fee is offset as provided by Exchange  Act
         Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      Amount previously paid:
                             N/A
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(3)      Filing party:
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(4)      Date filed:
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
September 20, 1999

Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of First Federal Bankshares, Inc. (the "Company"), I cordially invite you to attend the 1999 Annual Meeting of Stockholders. The meeting will be held at 10:30 a.m., Iowa time on October 21, 1999 at the Sioux City Convention Center, 801 4th Street, Sioux City, Iowa.

         The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the meeting we will also report on the Company's fiscal 1999 financial and operating performance.

         An important aspect of the meeting process is the stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. Stockholders are being asked to consider and vote upon the proposals to elect three directors of the Company, to ratify the appointment of independent auditors of the Company for the fiscal year ending June 30, 2000 and to ratify and approve the First Federal Bankshares, Inc. 1999 Recognition and Retention Plan and the 1999 Stock Option Plan. The Board has carefully considered these proposals and believes that their approval is in the best interests of the Company and its stockholders. Accordingly, your Board of Directors unanimously recommends that you vote for each of these proposals.

         I encourage you to attend the meeting in person. Whether or not you attend the meeting, I hope that you will read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy card and return it in the postage prepaid envelope provided. Returning a properly executed and dated proxy card will save the Company additional expense in soliciting proxies and will ensure that your shares are represented. Please note that you may vote in person at the meeting even if you have previously returned the proxy.

         Thank you for your attention to this important matter.

                                           Sincerely,

                                           /s/Barry E. Backhaus

                                           Barry E. Backhaus
                                           President and Chief Executive Officer

                         FIRST FEDERAL BANKSHARES, INC.
                                329 Pierce Street
                             Sioux City, Iowa 51101
                                 (712) 277-0200

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be Held on October 21, 1999


         Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of First Federal Bankshares, Inc. will be held at the Sioux City Convention Center, located at 801 4th Street, Sioux City, Iowa at 10:30 a.m., Iowa time, on October 21, 1999.

         A Proxy Card and a Proxy Statement for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon:

         1. The election of three directors of the Company for three year terms;

         2. The ratification of the appointment of KPMG LLP as the auditors of the Company for the fiscal year ending June 30, 2000;

         3. The ratification and approval of the First Federal Bankshares, Inc. 1999 Recognition and Retention Plan;

         4. The ratification and approval of the First Federal Bankshares, Inc. 1999 Stock Option Plan;

and such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on September 15, 1999 (the "Record Date") are the stockholders entitled to vote at the Meeting and any adjournments thereof.

         You are requested to complete and sign the enclosed form of proxy, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/Suzette F. Hoevet

                                              Suzette F. Hoevet
                                              Secretary

Sioux City, Iowa
September 20, 1999

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                                 PROXY STATEMENT

                         First Federal Bankshares, Inc.
                                329 Pierce Street
                             Sioux City, Iowa 51101
                                 (712) 277-0200

                         ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held October 21, 1999


         This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of First Federal Bankshares, Inc. (the "Company"), the parent company of First Federal Bank (the "Bank" or "First Federal"), of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the Sioux City Convention Center located at 801 4th Street, Sioux City, Iowa on October 21, 1999, at 10:30 a.m., Iowa time, and all adjournments of the Meeting. The accompanying Notice of Annual Meeting and this Proxy Statement are first being mailed to stockholders on or about September 20, 1999.

         At the Meeting, stockholders of the Company are being asked to consider and vote upon the proposals to elect three directors of the Company, to ratify the appointment of KPMG LLP as auditors of the Company for the fiscal year ending June 30, 2000, to ratify and approve the Company's 1999 Recognition and Retention Plan, and to ratify and approve the Company's 1999 Stock Option Plan.

Vote Required and Proxy Information

         All shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the proposals set forth in this Proxy Statement. The Company does not know of any matters, other than as described in the Notice of Annual Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

         The holders of a majority of all of the shares of the Company's Common Stock entitled to vote at the Meeting, present in person or by proxy, shall constitute a quorum for all purposes. Abstentions and broker non-votes are counted for purposes of determining a quorum.

         As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote FOR the election of the nominees proposed by the Board, or to WITHHOLD AUTHORITY to vote for one or more of the nominees being proposed. Under Delaware law and the Company's Certificate of Incorporation and Bylaws, directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which authority to vote for the nominees being proposed is withheld.

         As to the ratification of the appointment of KPMG LLP as independent auditor of the Company, by checking the appropriate box, a stockholder may: (i) vote FOR the item; (ii) vote AGAINST the item; or (iii) ABSTAIN from voting on the item. Under Delaware law and the Company's Certificate of Incorporation and Bylaws, the ratification of this matter shall be determined by a majority of the votes cast without regard to broker non-votes or proxies marked ABSTAIN.

         As to the approval of each of the Company's 1999 Stock Option Plan and the 1999 Recognition and Retention Plan, by checking the appropriate box, a stockholder may: (i) vote FOR the item; (ii) vote AGAINST the item; or (iii) ABSTAIN from voting on such item. Under applicable law, the approval of each of these matters shall be determined by a majority of the total votes eligible to be cast. Broker non-votes or proxies marked ABSTAIN will have the effect of a vote against the matter.

         Proxies solicited hereby will be returned to the Company and will be tabulated by Inspectors of Election designated by the Board of Directors.

         A proxy given pursuant to the solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Suzette F. Hoevet, Secretary, First Federal Bankshares, Inc., 329 Pierce Street, Sioux City, Iowa 51101.

         In accordance with the provisions of the Company's Certificate of Incorporation, record holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote with respect to the shares held in excess of the Limit. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary or desirable to implement the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to the Company to enable the Board of Directors to implement and apply the Limit.

Voting Securities and Certain Holders Thereof

         Stockholders of record as of the close of business on September 15, 1999 will be entitled to one vote for each share of Common Stock then held. As of that date, the Company had 4,824,784 shares of Common Stock issued and outstanding. The following table sets forth information as of September 15, 1999 regarding share ownership of those persons or entities known by management to own beneficially more than five percent of the Common Stock and of all directors and executive officers of the Company and the Bank as a group. This information is based solely upon information supplied to the Company and the filings required pursuant to the Securities Exchange Act of 1934.

                                                                       Shares
                                                                    Beneficially            Percent
                           Beneficial Owner                           Owned                 of Class
                           ----------------                           -----                 --------
First Federal Employee Stock Ownership Plan (1)                        301,185                  6.24
329 Pierce Street
Sioux City, Iowa 51101

Directors and executive officers of the Company
  and the Bank as a group (12 persons)                               351,990(2)                 7.30

-------------------
(1) The amount reported represents shares held by the Employee Stock Ownership Plan ("ESOP"), 116,735 shares of which have been allocated to accounts of participants. First Bankers Trust Company, N.A. of Quincy, Illinois, the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to accounts of participants. Participants in the ESOP are entitled to instruct the trustee as to the voting of shares allocated to their accounts under the ESOP. Unallocated shares held in the ESOP's suspense account are voted by the trustee in the same proportion as allocated shares voted by participants.

(2) Amount includes shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, shares held in a fiduciary capacity or by certain family members, with respect to which shares the group members may be deemed to have sole or shared voting and/or investment power. The amount above excludes options and awards which do not vest within 60 days of September 15, 1999.

                       PROPOSAL I - ELECTION OF DIRECTORS

         The Company's Board of Directors is presently composed of 11 members, each of whom is also a director of the Bank. The Directors are divided into three classes. Directors of the Company are generally elected to serve for a three-year term which is staggered to provide for the election of approximately one-third of the directors each year.

         The following table sets forth certain information regarding the Company's Board of Directors, including their terms of office and nominees for election as directors. It is intended that the proxies solicited on behalf of the

Board of Directors (other than proxies in which the vote is withheld as to the nominee) will be voted at the Meeting for the election of the nominees identified in the following table. If any nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominee might be unable to serve, if elected. Except as described herein, there are no arrangements or understandings between any director or nominee and any other person pursuant to which such director or nominee was selected.

                                                                                    Shares of Common
                        Age at                                           Term      Stock Beneficially    Percent
                       June 30,                           Director        to            Owned at           of
      Name(1)            1999       Position(s) Held      Since(2)      Expire    September 15, 1999(3)  Class
------------------    ---------     -----------------     --------     -------    --------------------- -------

                                       NOMINEES FOR TERMS TO EXPIRE IN 2002

Gary L. Evans             60       Director                 1989         1999        17,413(4)             *

Allen J. Johnson          60       Director                 1993         1999         6,630                *

Harland D. Johnson        69       Director                 1979         1999        46,511                *

                                          DIRECTORS CONTINUING IN OFFICE

Barry E. Backhaus         54       President, Chief         1987        2001         75,893(5)          1.57%
                                   Executive Officer and
                                   Chairman of the Board

David S. Clay             41       Director                 1998         2001        10,614(4)             *

Steven L. Opsal           45       Executive Vice           1998         2000        27,131(6)             *
                                   President and Director

Paul W. Olson             69       Director                 1974         2001        24,597                *

Dennis B. Swanstrom       56       Director                 1993         2001        12,828                *

Dr. Nancy A. Boysen       70       Director                 1979         2000        20,242                *

Jon G. Cleghorn           57       Executive Vice           1997         2000        50,497(7)          1.05%
                                   President, Chief
                                   Operating Officer and
                                   Director

David Van Engelenhoven       56    Director                 1993         2000         3,644                *

----------------------
*  Less than 1%.

(1) The mailing address for each person listed is 329 Pierce Street, Sioux City, Iowa 51101.

(2) Reflects initial appointment to the Board of Directors of the Bank or its mutual predecessor, First Federal Savings and Loan Association of Sioux City, as the case may be.

(3) Includes all shares of Common Stock held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the executive officers and directors effectively exercise sole or shared voting and investment power.

(4) Includes shares subject to options under the Director's Plan that may be exercised within 60 days of the Record Date in the following amounts: Director Clay 823 shares; and Director Evans 3,903 shares.

(5) Includes 11,088 shares subject to options under the Stock Plan that may be exercised within 60 days of the Record Date.

(6) Including 3,294 shares subject to options under the Stock Plan that may be exercised within 60 days of the Record Date.

(7) Includes 6,537 shares subject to option under the Stock Plan that may be exercised within 60 days of the Record Date.

         The business experience of each director and director nominee is set forth below. All directors have held their present positions for at least the past five years, except as otherwise indicated.

Board of Directors

         Barry E. Backhaus has been President and Chief Executive Officer of the Bank since 1990 and Chairman of the Board since 1997; he has been affiliated with the Bank since 1969. Mr. Backhaus has been President, Chief Executive Officer and Chairman of the Board of the Company since its formation in 1998.

         Dr. Nancy A. Boysen is a homemaker.

         David S. Clay is Vice President and Treasurer of Grinnell College, Grinnell, Iowa.

         Jon G. Cleghorn has been Executive Vice President of the Bank since 1990 and has been affiliated with the Bank in various capacities since 1974. Mr. Cleghorn has been Executive Vice President and Chief Operating Officer of the Company since its formation in 1998.

         Gary L. Evans is President and Chief Executive Officer of Sioux Honey Association.

         Allen J. Johnson is President and Chief Executive Officer of Great West Casualty Company, a property and casualty company located in South Sioux City, Nebraska.

         Harland D. Johnson is the retired owner/operator of Johnson Hardware, a retail hardware store.

         Paul W. Olson is President and General Manager of radio stations KLEM/KKMA in Le Mars, Iowa.

         Steven L. Opsal is Executive Vice President of the Bank. Mr. Opsal was previously the President and Chief Executive Officer of Grinnell Federal Savings Bank and GFS Bancorp, Inc. prior to their merger into the Bank. Mr. Opsal has been Executive Vice President of the Company since its formation in 1998.

         Dennis B. Swanstrom is the retired Group Commander of the 185th Fighter Group of the Iowa Air National Guard.

         David Van Engelenhoven is the owner of Van Engelenhoven Agency, Inc., an insurance agency located in Orange City, Iowa.

Executive Officer Who Is Not A Director

         Executive officers of the Company are elected annually by the Board of Directors of the Company. The business experience of the executive officer who is not also a director is set forth below.

         Sandra Sabel is the Senior Vice President of the Company. Ms. Sabel has served in this position since the formation of the Company in 1998. Ms. Sabel also serves as Senior Vice President of the Bank and has served in this position since 1990.

Meetings and Committees of the Board of Directors

         The business of the Company's Board of Directors is conducted through meetings and activities of the Board and its committees. During the fiscal year ended June 30, 1999, the Board of Directors held 15 regular and special meetings. During the fiscal year ended June 30, 1999, no directors attended fewer than 75 percent of the total meetings of the Board of Directors and committees on which such director served.

         The Board of Directors of the Company maintains an Audit Committee and a Compensation and Benefits Committee. The Bank maintains a Loan Committee and an Audit Committee.

         The Compensation and Benefits Committee consists of Directors Barry E. Backhaus, Dr. Nancy A. Boysen, Allen J. Johnson, Paul W. Olson and Steven L. Opsal. The Committee meets to review the performance of officers and employees and determines compensation and benefits programs and adjustments. The Committee met one time in fiscal 1999.

         The Audit Committee of the Company consists of Directors David S. Clay, Gary L. Evans and David Van Engelenhoven. This Committee meets on a quarterly basis with the internal auditor to review audit programs and the results of audits of specific areas as well as other regulatory compliance issues. The Audit Committee met four times in fiscal 1999.

Ownership Reports by Officers and Directors

         The Common Stock of the Company is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934 ("Exchange Act"). The officers and directors of the Company and beneficial owners of greater than 10% of the Company's Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4 and 5 with the Securities and Exchange Commission (the "SEC") disclosing changes in beneficial ownership of the Common Stock. SEC rules require disclosure in the Company's Proxy Statement of the failure of an officer, director or 10% beneficial owner of the Company's Common Stock to file a Form 3, 4 or 5 on a timely basis. Based on the Company's review of such ownership reports, with the exception of a Form 4 filed one month late by Steven
L. Opsal, no officer, director or 10% beneficial owner of the Company failed to file such ownership reports on a timely basis for the fiscal year ended June 30, 1999.

Directors' Compensation

         Outside members of the Board of Directors of First Federal received fees of $500 for each meeting attended in fiscal 1999. Outside members of Board committees were paid $200 for each committee meeting attended during fiscal 1999. During the fiscal year ended June 30, 1999, First Federal paid a total of $65,800 in directors' and committee fees, which amounts include fees deferred at the election of directors pursuant to the Deferred Compensation Plan for Directors. See "Benefits--Deferred Compensation Plan for Directors."

         In addition to the foregoing fees, First Federal pays annual retainer fees of $4,000 for each outside director. Such retainer fees are paid on a quarterly basis.

         No separate compensation was paid to directors for service on the Board of Directors or Board Committees of the Company.

Benefits

         Insurance. Regular full-time and regular part-time employees scheduled to work a minimum of 17.5 hours per week may elect to be covered by First Federal's group health insurance plan, which, if elected, becomes effective (as of September 1, 1998) the first day of the month following hire. The health insurance includes vision coverage and prescription drug coverage. A portion of the premium is paid by First Federal, with regular full-time employees currently paying either $80.50 or $69.38 monthly for single coverage, and either $211.18 or $203.22 monthly for family coverage. Two different plans with different deductibles are offered. Dental insurance is offered at the employee's option and expense. Regular full-time employees also are covered by a term life insurance policy equal to their annual base salary as of January 1st of each year and a long-term disability insurance policy, all provided at no cost to the employee, effective the first day of the month following 90 days of full-time employment. Dependent and supplemental employee life insurance is also available.

         Pension Plan. First Federal enrolls all regular full-time employees who have attained the age of 21 and completed one year of service of 1000 hours or more with First Federal, in a defined benefit non-contributory pension plan. The pension plan provides for monthly payments to or on behalf of each covered employee upon the employee's retirement. These payments are calculated in accordance with a formula based on the employee's "average annual compensation," which is defined as the highest average of total compensation for five consecutive calendar years of employment.

         The formula for determining normal retirement allowance is: 1.5%* X years of benefit service X high 5 average salary = regular annual allowance.

         Under the plan, the Bank makes an annual contribution for the benefit of eligible employees computed on an actuarial basis. Employee benefits under the plan vest as designated in the schedule below:

   Completed Years                                          Vested
    of Employment                                         Percentages
    -------------                                         -----------

   Fewer than 5 ......................................         0%
   5 or more..........................................       100%

         The following table illustrates regular annual allowance amounts at age 65 under the regular retirement benefit plan provisions available at various levels of compensation and years of benefit service (figured on the formula shown above):

                                                    Years of Benefit Service
                        -------------------------------------------------------------------------------
Average Salary              10               15                20               25                30
--------------          ----------       ----------        ----------       ----------        ---------
 $   20,000              $  3,000         $   4,500         $  6,000         $   7,500         $  9,000
 $   30,000              $  4,500         $   6,750         $  9,000         $  11,250         $ 13,500
 $   50,000              $  7,500         $  11,250         $ 15,000         $  18,750         $ 22,500
 $   75,000              $ 11,250         $  16,875         $ 22,500         $  28,125         $ 33,750
 $  100,000              $ 15,000         $  22,500         $ 30,000         $  37,500         $ 45,000
 $  150,000              $ 22,500         $  33,750         $ 45,000         $  56,250         $ 67,500

         As of June 30, 1999, Mr. Backhaus had 28 years of benefit service, Mr. Cleghorn had 23 years of benefit service, and Mr. Opsal had 23 years of benefit service under the pension plan.

         Employee Stock Ownership Plan and Trust. The Bank has established the Employee Stock Ownership Plan (the "ESOP") for eligible employees. The ESOP is a tax-qualified plan subject to the requirements of the Employee Retirement Income Security Act of 1974 ("ERISA") and the Internal Revenue Code of 1986, as amended (the "Code"). Employees with a 12-month period of employment with the Bank during which they worked at least 1,000 hours and who have attained age 21 are eligible to participate. Shares purchased by the ESOP are held in a suspense account for allocation among participants.

         Contributions to the ESOP and shares released from the suspense account are allocated among participants on the basis of compensation in the year of allocation, up to an annual adjusted maximum level of compensation. Benefits generally become 100% vested after five years of credited service. Participants were credited for years of service with the Bank prior to the effective date of the ESOP. Forfeitures are reallocated among remaining participating employees in the same proportion as contributions. Benefits may be payable upon death, retirement, early retirement, disability, or separation from service. The Bank's contributions to the ESOP are not fixed, so benefits payable under the ESOP cannot be estimated.

         In connection with the establishment of the ESOP, a committee of the Board of Directors was appointed to administer the ESOP. The committee may instruct the trustee of the ESOP regarding investment of funds contributed to the ESOP. The ESOP trustee must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Under the ESOP, unallocated shares and shares held in the suspense account will be voted in a manner calculated to most accurately reflect the instructions the ESOP trustee has received from participants regarding allocated stock, subject to and in accordance with the fiduciary duties under ERISA owed by the trustee to the ESOP participants.

         Stock Option Plan. The Board of Directors of the Bank has adopted the First Federal Savings Bank of Siouxland 1992 Incentive Stock Option Plan (the "Stock Plan") and, following the formation of the Company, options

--------
*2% on all accrued benefits through September 1, 1996.

to purchase Bank common stock were converted into options to purchase Company Common Stock. All officers and employees of the Company, the Bank and its subsidiaries are eligible to participate in the Stock Plan. The Stock Plan has granted stock options and limited rights for 164,353 shares of Common Stock, as adjusted for stock distributions and the share exchange associated with the conversion of the Bank's mutual holding company to stock form in April 1999 (the "Conversion"). Pursuant to the Stock Plan, grants may be made of (i) options to purchase Common Stock intended to qualify as incentive stock options under
Section 422 of the Code, (ii) options that do not so qualify ("non-qualified options"), and (iii) limited rights (described below) that are exercisable only upon a change in control of the Company.

         The grant of awards under the Stock Plan is determined by a committee of the Board of Directors consisting of the three outside directors serving on the Compensation and Benefits Committee, none of whom is eligible to receive options under the Stock Plan. In fiscal 1999, 14 Bank employees exercised options for 15,119 shares (in the aggregate).

         At June 30, 1999, the number of shares of common stock underlying unexercised options granted to all executive officers as a group (four persons) was 30,092 and the unrealized value of such stock options was $83,590. The number of shares of common stock underlying unexercised options granted to all employees as a group (excluding executive officers) was 18,740 and the unrealized value of such stock options was $94,482. All such options granted are exercisable at $3.066 per share. The unrealized value of stock options equals the difference between the aggregate price of such options and the aggregate fair market value of such stock options assuming they were all eligible to be exercised and further assuming such exercise occurred on June 30, 1999 at which date the last sale of the Common Stock as quoted on the Nasdaq National Market System was at $9.625.

         In granting options, factors such as salary, length of employment with the Bank, and the employee's overall performance are considered. The Stock Plan has reserved 15,420 shares of Common Stock for future grant pursuant to the Stock Plan. Options are exercisable on a cumulative basis in equal installments at a rate of 20% per year commencing one year from the date of grant; provided, however, that all options are 100% exercisable in the event the optionee terminates his employment due to death, disability or retirement or in the event of a change in control of the Company. The exercise price may be paid in cash or Common Stock. Under the Stock Plan, the Company may issue replacement options in exchange for previously granted non-statutory options at exercise prices that may be less than the previous exercise price, but may not be less than 85% of the fair market value of the Common Stock on the date such replacement options are granted.

         No incentive stock option granted in connection with the Stock Plan is exercisable more than three months after the date on which the optionee ceases to perform services for the Bank or the Company, except that in the event of death, disability, retirement, or a change in control of the Company, incentive stock options may be exercisable for up to one year; provided, however, that if an optionee ceases to perform services for the Bank or the Company due to retirement or following a change in control, any incentive stock options exercised more than three months following the date the optionee ceases to perform services shall be treated as a non-statutory stock option as described above. Stock options may be exercised up to one year following termination of employment or such later period as determined by the Incentive Plan Committee.

         Upon exercise of "limited rights" in the event of a change in control, the optionee will be entitled to receive a lump sum cash payment equal to the difference between the exercise price of the option and the fair market value of the shares of Common Stock subject to the option on the date of exercise of the right in lieu of purchasing the stock underlying the option. In the event of death, disability or retirement, the Company, if requested by the employee, may elect, in exchange for the option, to pay the employee, or beneficiary in the event of death, the amount by which the fair market value of the Common Stock exceeds the exercise price of the option on the date of the employee's termination of employment.

         An optionee will not be deemed to have received taxable income upon grant or exercise of any incentive stock option, provided that such shares are not disposed of by the optionee for at least one year after the date of exercise and two years after the date of grant. No compensation deduction may be taken by the Company as a result of the grant or exercise of incentive stock options. In the case of a non-qualified stock option, an optionee will be deemed to receive ordinary income upon exercise of the stock option in an amount equal to the amount by which the exercise price is exceeded by the fair market value of the Common Stock purchased by exercising the option on the date of exercise. The amount of any ordinary income deemed to be received by an optionee upon the exercise of a non-qualified stock option or due to a disposition of Common Stock acquired upon the exercise of an incentive stock option prior to the expiration of two years from the date the incentive option was granted or one year from the date the Common Stock was so acquired will be a deductible expense for tax purposes for the Company. In the case of limited rights, upon exercise, the option holder would have to include the amount paid to him or her upon exercise in his or her gross income for federal income tax purposes in the year in which the payment is made and the Company would be entitled to a deduction for Federal income tax purposes of the amount paid.

         Stock Option Plan for Outside Directors. The Board of Directors of the Bank has adopted the First Federal Savings Bank of Siouxland 1992 Stock Option Plan for Outside Directors (the "Directors' Plan"). In connection with the formation of the Company, options to purchase Bank common stock were converted into options to purchase Company Common Stock under the Directors' Plan. The Directors' Plan reserved non-qualified stock options for 41,088 shares of Common Stock for non-employee directors of the Company or the Bank as adjusted for stock distributions and the Conversion. Each director was granted non-qualified options to purchase 3,901 shares of Common Stock at an exercise price of $3.066 per share. The Chairman of the Board received options for an additional 3,903 shares of Common Stock. The Directors' Plan further provides that each new director shall be granted options to purchase 500 shares to the extent options remain available in, or are returned to, the Directors' Plan.

         The exercise price per share of each option will be equal to the fair market value of the shares of Common Stock underlying such option on the date the option is granted. All options granted under the Directors' Plan expire upon the earlier of ten years following the date of grant or one year following the date the optionee ceases to be a director. As of June 30, 1999, the sales price of the Common Stock as reported on the Nasdaq National Market System was $9.625 per share

=========================================================================================================================
                                   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                              FISCAL YEAR-END OPTION VALUES
=========================================================================================================================
                                                                     Number of Unexercised      Value of Unexercised In-
           Name               Shares Acquired         Value                Options at             The-Money Options at
                               Upon Exercise        Realized            Fiscal Year-End             Fiscal Year-End
                                                                   ------------------------------------------------------
                                                                   Exercisable/Unexercisable   Exercisable/Unexercisable
-------------------------------------------------------------------------------------------------------------------------
Dr. Nancy A. Boysen                 --                 $--                    0/0                       $ --
-------------------------------------------------------------------------------------------------------------------------
David S. Clay                       --                 --                    823/0                        NA
-------------------------------------------------------------------------------------------------------------------------
Gary L. Evans                       --                 --                   3,903/0                      25,600
-------------------------------------------------------------------------------------------------------------------------
Allen J. Johnson                    --                 --                     0/0                         --
-------------------------------------------------------------------------------------------------------------------------
Harland D. Johnson                  --                 --                     0/0                         --
-------------------------------------------------------------------------------------------------------------------------
Paul W. Olson                       --                 --                     0/0                         --
-------------------------------------------------------------------------------------------------------------------------
Dennis B. Swanstrom                 --                 --                     0/0                         --
-------------------------------------------------------------------------------------------------------------------------
David Van Engelenhoven              --                 --                     0/0                         --
=========================================================================================================================

         Recognition and Retention Plan. The Bank has established the First Federal Savings Bank of Siouxland Recognition and Retention Plan and Trust (the "Recognition Plan") as a method of providing officers and key employees with a proprietary interest in the Bank in a manner designed to encourage such persons to remain with the Bank. In connection with the formation of the Company, shares of common stock of the Bank issued or issuable under the Recognition Plan were converted into shares of Company Common Stock. The Bank contributed funds to the Recognition Plan to enable the Recognition Plan to acquire in the aggregate 61,633 shares of Common Stock (as adjusted for stock distributions and the Conversion).

         The non-employee directors of the Company's Compensation and Benefits Committee administers the Recognition Plan and makes awards under the Recognition Plan. Awards are granted in the form of shares of Common Stock held by the Recognition Plan. Awards are nontransferable and nonassignable and the shares awarded are earned (i.e., become vested) at a rate of 20% per year commencing one year from the date of the award. The Committee members may provide for a less or more rapid earnings rate with respect to awards granted under the Recognition Plan. Awards become fully vested upon termination of employment due to death or disability or following a termination of employment in connection with a change in the control of the Company. In the event that before reaching normal retirement an officer terminates employment with the Company or the Bank, the officer's nonvested awards will be forfeited. When shares become vested in accordance with the Recognition Plan, the participants will recognize income equal to the fair market value of the Common Stock at that time. The amount of income recognized by a participant will be a deductible expense for federal income tax purposes for the Company. When shares become vested and are actually distributed in accordance with the Recognition Plan, participants will also receive amounts equal to any accrued dividends (and interest thereon) with respect thereto. Prior to vesting, recipients of awards under the Recognition Plan may direct the voting of the shares allocated to them. Earned shares are distributed to participants as soon as practicable following the day on which they are earned.

         Deferred Compensation Plan for Directors. In March 1995, the Board of Directors of the Bank adopted a Deferred Compensation Plan for Directors (the "Deferred Plan"), which became effective on January 1, 1995. Pursuant to the Deferred Plan, directors of the Bank may elect to defer all or one-half of their fees received for service on the Board of Directors and on committees of the Board of Directors. The Bank shall credit to a special memorandum account the amounts of any such deferred fees as of the last day of each month. Interest will be paid on such amounts at a rate equal to the average weighted cost of certificates of deposit of the Bank for the previous month. Deferred fees will be paid out upon the death, disability or termination of a director as a director of the Bank. At the election of the director, the distribution may be paid out in a lump sum or in equal monthly installments over a period of ten years, or such shorter period as shall be approved by the Board of Directors.

         Discretionary Profit-Sharing Bonus Plan. In December 1994, the Board of Directors of the Bank established the Bank's Performance Pay Plan pursuant to which substantially all employees of the Bank are eligible for cash payments. In April 1997, the plan was changed to the Bank's Incentive Pay Plan. In January 1999, the plan was changed to a Discretionary Profit-Sharing Bonus Plan with payouts made annually to employees. The total amount available to be disbursed to employees is based upon the profits of the Bank and is calculated using a formula based upon the Bank's return on average assets. The amount each employee can receive is calculated as a percentage of his base salary, with 15% of the eligible amount based upon the employee's tenure and 85% based upon his individual performance as evaluated upon a variety of performance factors. Employees in sales positions participate in the Plan on a limited basis since they also have the opportunity to earn additional income through commissions. Executive management received incentive payouts for the fiscal year according to a plan that was calculated using a weighted scoring of the Bank's return on average assets, return on average equity, operating expenses divided by average assets, and nonperforming assets ratio.

Certain Transactions with the Bank

         The Financial Institutions Reform, Recovery and Enforcement Act of 1989 requires that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. However, recent regulations now permit executive officers and directors to receive the same terms through benefit or compensation plans that are widely available to other employees, as long as the director or executive officer is not given preferential treatment compared to the other participating employees. In addition, loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the Bank's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors. All loans made by First Federal to its officers, directors, and executive officers were made in the ordinary course of business, were made on the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

         As of June 30, 1999, the aggregate principal balance of loans outstanding for all executive officers and directors, and family members was $979,634.

Executive Compensation

         The following table sets forth for the fiscal years ended June 30, 1999, 1998, and 1997, certain information as to the total remuneration paid by the Bank to the Chief Executive Officer of the Bank and the Company, and each of the other executive officers of the Bank or the Company who received salary and bonuses that in the aggregate exceeded $100,000 for fiscal year 1999.

===============================================================================================================================
                                        Annual Compensation (1)                 Long-Term Compensation
                                 -----------------------------------------------------------------------------
                                                                                   Awards            Payouts
                       Year                                   Other      ------------------------  -----------        All
      Name and         Ended                                 Annual       Restricted    Options/                     Other
 principal position    June                     Bonus     Compensation      Stock         SARS        LTIP        Compensation
                        30,        Salary        (3)           (2)          Awards        (#)        Payouts          (4)
===============================================================================================================================
Barry E. Backhaus,     1999          192,500       ----       $ ----         ----        ----       $ ----           $ ----
President and Chief    1998          180,000     11,100         ----         ----        ----         ----             ----
Executive Officer      1997          163,500      5,250         ----         ----        ----         ----             ----
-------------------------------------------------------------------------------------------------------------------------------
Jon G. Cleghorn,       1999          122,500       ----       $ ----         ----        ----       $ ----           $ ----
Executive Vice         1998          113,250      3,540         ----         ----        ----         ----             ----
President and Chief    1997          105,250      3,255         ----         ----        ----         ----             ----
Operating Officer
-------------------------------------------------------------------------------------------------------------------------------
Steven L. Opsal,       1999          112,500      2,539       $ ----         ----        ----       $ ----           $246,282
Executive Vice
President
===============================================================================================================================

---------------------------

(1) The Company does not maintain a deferred compensation plan for employees. Does not include benefits pursuant to the Bank's Pension Plan. See "Benefits."

(2) The Company also provides certain members of senior management with the use of an automobile, membership dues and other personal benefits. The aggregate amount of such other benefits provided to each of the named executive officers did not exceed the lesser of $50,000 or 10% of his cash compensation.

(3)  Represents   payout  to  the  executive  officer  pursuant  to  the  Bank's
     Discretionary   Profit-Sharing  Bonus  Plan.  See  "Benefits--Discretionary
     Profit-Sharing Bonus Plan."

(4) Represents cash realized upon the exercise of stock appreciation rights granted to Mr. Opsal in fiscal 1998 in connection with the Company's acquisition of GFS Bancorp, where Mr. Opsal served as President and Chief Executive Officer.

Employment and Severance Agreements

         The continued success of First Federal depends to a significant degree on the skills and competence of its officers. First Federal has entered into severance agreements with the following executive officers: Barry E. Backhaus, President and Chief Executive Officer; Jon G. Cleghorn, Executive Vice President and Chief Operating Officer; and Sandra Sabel, Senior Vice President. The severance agreements are intended to assist First Federal in maintaining a stable and competent management base by enabling First Federal to offer protections to designated employees in the event of termination without cause in connection with a change in control, as defined in the severance agreements.

         The severance agreements provide that at any time following a change in control of First Federal, if the officer's employment with First Federal is involuntarily, or in some circumstances voluntarily, terminated during the term of the agreement for any reason other than cause, as defined in the agreement, the officer would be entitled to receive a payment in an amount equal to three times the preceding year's base salary, as defined in the agreement. For the purposes of the severance agreements, a change in control is defined to include any acquisition of control of First Federal that would require the filing of an application for acquisition of control or notice of change of control pursuant to Office of Thrift Supervision regulations, and that had at any time been opposed by the Board of Directors.

         Under the terms of the severance agreements, officers Backhaus, Cleghorn and Sabel would receive approximately $600,000, $381,000 and $246,000, respectively, in severance compensation if the respective officer's employment had been terminated in the fiscal year ended June 30, 1999, for any reason other than cause following a change in control.

         In connection with the acquisition of GFS Bancorp and Grinnell Federal Savings Bank, First Federal entered into employment agreements with five officers of Grinnell Federal Savings Bank, including Steven L. Opsal, Executive Vice President. Mr. Opsal's employment agreement runs for a term of three years and provides him with an initial base salary of $110,000. Under the employment agreement, Mr. Opsal is also entitled to participate in all employee benefit plans generally available to employees of First Federal, the award of 4,000 options and 2,000 shares of restricted stock under First Federal's 1992 Stock Option Plan and 1992 Recognition Plan, the use of a bank-owned automobile, maintenance of Mr. Opsal's country club membership, and reimbursement of all reasonable expenses incurred in performing services under the employment agreement. The employment agreement protects Mr. Opsal from involuntary termination without cause, or in the event of a change in control of First Federal or the Company. Under the terms of the employment agreement, Mr. Opsal would receive approximately $197,000 if his employment had been terminated in the fiscal year ended June 30, 1999, in the event of a change in control.

Compensation Committee Interlocks and Insider Participation

         The Compensation and Benefits Committee,  consisting of Directors Barry
E. Backhaus, Dr. Nancy A. Boysen, Allen J. Johnson, Paul W. Olson and Steven L. Opsal, meets periodically to review the performance of officers and employees and determines compensation and benefits programs and adjustments. Mr. Backhaus also serves as Chairman of the Board and as President and Chief Executive Officer of the Company and the Bank and Mr. Opsal also serves as Executive Vice President of the Company and the Bank.

Report of the Compensation Committee on Executive Compensation

         The Compensation and Benefits Committee each December reviews the performance of senior management, including the Chief Executive Officer of the Company and the Bank, and approves changes to base compensation as well as the level of bonus, if any, to be awarded. The Committee uses a peer comparison employing at least two published compensation surveys in determining the salary and benefits of the Chief Executive Officer.

         While the Committee does not use strict numerical formulas to determine changes in compensation for the Chief Executive Officer, and while it weighs a variety of different factors in its deliberations, it has emphasized and will continue to emphasize earnings, profitability and return on average assets as factors in setting the compensation of the Chief Executive Officer. Other non-quantitative factors considered by the Committee in fiscal 1999 included general management oversight of the Bank, the quality of communication with the Board of Directors, and the productivity of employees. Finally, the Committee considered the standing of the Bank with customers and the community, as evidenced by the level of customer/community complaints and compliments. While each of the quantitative and non-quantitative factors described above was considered by the Committee, such factors were not assigned a specific weighting in evaluating the performance of the Chief Executive Officer. Rather, all factors were considered, and based upon the effectiveness of the Chief Executive Officer in addressing each of the factors, and the range of compensation paid to officers of peer institutions, the Committee approved an increase in the base salary of the Chief Executive Officer of 8% for calendar year 1999.

This report has been provided by the Compensation and Benefits Committee.

                  Barry E. Backhaus                  Allen J. Johnson
                  Dr. Nancy A. Boysen                Paul W. Olson
                  Steven L. Opsal

Stock Performance Graph

         Set forth below is a stock performance graph comparing the yearly cumulative total return on the Company's Common Stock with (a) the yearly cumulative total return on stocks included in the Nasdaq National Market Index, and (b) the yearly cumulative total return on stocks included in the SNL Bank Index. The cumulative total return on the Company's common stock was computed assuming the reinvestment of dividends at the frequency rate with which dividends were paid during the period shown, and reflects the exchange of
1.64696 shares of Company Common Stock for each share of Bank common stock in April 1999. The information presented below is for the period beginning June 30, 1994 and ending on June 30, 1999.

         There can be no assurance that the Company's stock performance will continue in the future with the same or similar trend depicted in the graph. The Company will not make or endorse any predictions as to future stock performance.


        Cumulative Return on First Federal Bankshares, Inc. Common Stock

              [GRAPHIC -- GRAPH PLOTTED TO POINTS IN TABLE BELOW]

                                           6/30/94        6/30/95       6/30/96         6/30/97         6/30/98          6/30/99
                                           -------        -------       -------         -------         -------          -------
First Federal Bankshares, Inc.              $100          116.45         150.39          244.25         375.76           169.20
Nasdaq National Market                      $100          132.34         168.09          204.54         268.65           380.99
SNL Bank Index                              $100          112.25         147.25          218.41         299.93           314.09

                    PROPOSAL II - RATIFICATION OF APPOINTMENT
                             OF INDEPENDENT AUDITORS

         The Company's independent auditors for the fiscal year ended June 30, 1999 were KPMG LLP. The Company's Board of Directors has reappointed KPMG LLP to continue as independent auditors for the Company for the fiscal year ending June 30, 2000, subject to ratification of such appointment by the stockholders. Representatives of KPMG LLP are expected to attend the Meeting. They will be given the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders present at the Meeting.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 30, 2000.


                 PROPOSAL III--RATIFICATION AND APPROVAL OF THE
                       1999 RECOGNITION AND RETENTION PLAN

General

         Subject to stockholder approval at the Annual Meeting, the Company has established the First Federal Bankshares, Inc. 1999 Recognition and Retention Plan (the "1999 Recognition Plan") as a method of providing certain key employees and outside directors of the Company with a proprietary interest in the Company in a manner designed to encourage such persons to remain with the Bank and/or the Company, and to provide further incentives to achieve corporate objectives. The following discussion is qualified in its entirety by reference to the 1999 Recognition Plan, the form of which is attached hereto as Appendix A.

         The Bank intends to contribute stock or sufficient funds for the 1999 Recognition Plan to acquire 79,050 authorized-but-unissued shares of Common Stock of the Company, which will be available to be awarded to key employees and outside directors of the Company. Alternatively, such shares may be purchased in the open market.

Principal Features of the 1999 Recognition Plan

         The 1999 Recognition Plan provides for the award of shares of Common Stock ("1999 Recognition Plan Shares") subject to the restrictions described below. Each award under the 1999 Recognition Plan will be made on terms and conditions consistent with the 1999 Recognition Plan.

         The 1999 Recognition Plan is administered by a committee (the "Committee"), which shall be appointed by the Board of Directors of the Company and shall consist of either (i) at least two "non-employee directors" (as defined in the 1999 Recognition Plan) of the Company or (ii) the entire Board of the Company. The Committee will select the recipients and terms of awards pursuant to the 1999 Recognition Plan. Pursuant to the terms of the 1999 Recognition Plan, any director or key employee of the Bank, the Company or its affiliates may be selected by the Committee to participate in the 1999 Recognition Plan. In determining to whom and in what amount to grant awards, the Committee will consider the position and responsibilities of eligible persons, the value of their services to the Company and the Bank and other factors it deems relevant. As of September 15, 1999, there were eight non-employee directors eligible to participate in the 1999 Recognition Plan.

         In the event a recipient ceases to maintain continuous service with the Company or the Bank by reason of death or disability, Recognition Plan Shares still subject to restrictions will vest and be free of these restrictions. In the event of termination for any other reason, all nonvested shares will be forfeited. Prior to vesting of the nonvested Recognition Plan Shares, a recipient will have the right to vote the nonvested Recognition Plan Shares which have been awarded to the recipient and will receive any dividends declared on such Recognition Plan Shares. Recognition Plan Shares are subject to forfeiture if the recipient fails to remain in the continuous service (as defined in the 1999 Recognition Plan) as an employee, officer, or director of the Company or the Bank for a stipulated period (the "restricted period").

         Effect of Adjustments. Restricted stock awarded under the 1999 Recognition Plan will be adjusted by the Committee in the event of a reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or other change in corporate structure.

         Federal Income Tax Consequences. Holders of restricted stock will recognize ordinary income on the date that the shares of restricted stock are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of the shares on that date. In certain circumstances, a holder may elect to recognize ordinary income and determine such fair market value on the date of the grant of the restricted stock. Holders of restricted stock will also recognize ordinary income equal to their dividend or dividend equivalent payments when such payments are received. Generally, the amount of income recognized by individuals will be a deductible expense for tax purposes by the Company.

         Amendment to the 1999 Recognition Plan. The Board of Directors of the Company may at any time, subject to regulations and policy of the Office of Thrift Supervision (the "OTS"), amend, suspend or terminate the 1999 Recognition Plan or any portion thereof, provided, however, that no such amendment, suspension or termination shall impair the rights of any award recipient, without his consent, in any award therefore made pursuant to the 1999 Recognition Plan.

         THE AFFIRMATIVE VOTE OF A MAJORITY OF THE TOTAL VOTES ELIGIBLE TO BE CAST IS REQUIRED TO APPROVE THE 1999 RECOGNITION PLAN. THE AFFIRMATIVE VOTE OF A MAJORITY OF SHARES REPRESENTED IN PERSON OR BY PROXY IS REQUIRED TO ENABLE
RECIPIENTS OF 1999 RECOGNITION PLAN AWARDS TO QUALIFY FOR CERTAIN EXEMPTIVE TREATMENT FROM THE SHORT-SWING PROFIT PROVISIONS OF SECTION 16(b) OF THE SECURITIES EXCHANGE ACT OF 1934.

         UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY, IF THE PROXY IS SIGNED AND RETURNED, WILL BE VOTED FOR THE RATIFICATION AND APPROVAL OF THE 1999 RECOGNITION PLAN.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION AND APPROVAL OF THE 1999 RECOGNITION PLAN.


                  PROPOSAL IV--RATIFICATION AND APPROVAL OF THE
                             1999 STOCK OPTION PLAN

General

         Pursuant to the First Federal Bankshares, Inc. 1999 Stock Option Plan (the "Stock Option Plan"), options to purchase up to 263,500 shares of Common Stock may be granted to the Bank's and the Company's employees and directors. The Board of Directors of the Company believes that it is appropriate to adopt a flexible and comprehensive stock option plan that permits the granting of a variety of long-term incentive awards to directors and officers as a means of enhancing and encouraging the recruitment and retention of those individuals on whom the continued success of the Bank and the Company most depends. Attached as Appendix B to this Proxy Statement is the complete text of the form of Stock Option Plan. The principal features of the Stock Option Plan are summarized below.

Principal Features of the Stock Option Plan

         The Stock Option Plan provides for awards in the form of stock options, reload options, limited stock appreciation rights ("Limited Rights") and dividend equivalent rights. Each award shall be on such terms and conditions, consistent with the Stock Option Plan and applicable OTS regulations, as the committee administering the Stock Option Plan may determine.

         The term of stock options generally will not exceed ten years from the date of grant. Stock options granted under the Stock Option Plan may be either "Incentive Stock Options" as defined under Section 422 of the Code or stock options not intended to qualify as such ("non-qualified stock options").

         Shares issued upon the exercise of a stock option may be either authorized-but-unissued shares, reacquired shares held by the Company in its treasury, or shares purchased by the Stock Option Plan. Any shares subject to an award that expires or is terminated unexercised will again be available for issuance under the Stock Option Plan. Generally, in the discretion of the Board, all or any non-qualified stock options granted under the Stock Option Plan may be transferable by the participant but only to the persons or classes of persons determined by the Board. No other award or any right or interest therein is assignable or transferable except under certain limited exceptions set forth in the Stock Option Plan.

         The Stock Option Plan is administered by a committee (the "Committee") consisting of either two or more "non-employee directors" (as defined in the Stock Option Plan), or the entire Board of the Company. The members of the Committee shall be appointed by the Board of the Company. Pursuant to the terms of the Stock Option Plan, outside directors and key employees of the Bank or the Company or its affiliates are eligible to participate. Subject to OTS regulation and policy, the Committee will determine to whom the awards will be granted, in what amounts, and the period over which such awards will vest. In granting awards under the Stock Option Plan, the Committee will consider, among other things, position and years of service, and the value of the individual's services to the Company and the Bank. The exercise price will be at least 100% of the fair market value of the underlying Common Stock at the time of the grant. The exercise price may be paid in cash, Common Stock, or via a "cashless exercise" (as defined in the Stock Option Plan).

         Stock Options. Incentive Stock Options can only be granted to key employees of the Bank, the Company or an "affiliate" (i.e., a parent or subsidiary corporation of the Bank or the Company). Outside directors will be granted non-qualified stock options. No option granted to an officer in connection with the Stock Option Plan will be exercisable as an Incentive Stock Option subject to incentive tax treatment if exercised more than three months after the date on which the optionee terminates employment with the Bank and/or the Company, except as set forth below. In the event a participant ceases to maintain continuous service with the Company or an affiliate by reason of death or disability, options still subject to restrictions will vest and be free of these restrictions and can be exercised for up to five years after cessation of service but in no event beyond the expiration of the options' original term. In the event a participant ceases to maintain continuous service for any other reason, the participant will forfeit all nonvested options. The participant's vested options will remain exercisable for up to three months in the case of Incentive Stock Options, and one year in the case of non-qualified stock options. If an optionee terminates employment with the Bank, the Company or an affiliate, any Incentive Stock Options exercised more than three months following the date the optionee terminates employment shall be treated as a non-qualified stock option as described above; provided, however, that in the event of death or disability, Incentive Stock Options may be exercised and receive incentive tax treatment for up to at least one year following termination of employment, subject to the requirements of the Code.

         In the event of death or disability of an optionee, the Company, if requested by the optionee or beneficiary, may elect, in exchange for the option, to pay the optionee or beneficiary the amount by which the fair market value of the Common Stock exceeds the exercise price of the option on the date of the optionee's termination of service for death or disability.

         Limited Stock Appreciation Rights. The Committee may grant Limited Rights to employees simultaneously with the grant of any option. A Limited Right gives the option holder the right, upon a change in control of the Company or the Bank, to receive the excess of the market value of the shares represented by the Limited Rights on the date exercised over the exercise price. Limited Rights generally will be subject to the same terms and conditions and exercisable to the same extent as stock options, as described above. Payment upon exercise of a Limited Right will be in cash, or in the event of a change in control in which pooling accounting treatment is a condition to the transaction, for shares of stock of the Company, or in the event of a merger transaction, for shares of the acquiring corporation or its parent, as applicable.

         Limited Rights may be granted at the time of, and must be related to, the grant of a stock option. The exercise of one will reduce to that extent the number of shares represented by the other. If a Limited Right is granted with and related to an Incentive Stock Option, the Limited Right must satisfy all the restrictions and limitations to which the related Incentive Stock Option is subject.

         Dividend Equivalent Rights. Dividend equivalent rights may also be granted at the time of the grant of a stock option. Dividend equivalent rights entitle the option holder to receive an amount of cash at the time that certain extraordinary dividends are declared equal to the amount of the extraordinary dividend multiplied by the number of options that the person holds. For these purposes, an extraordinary dividend is defined under the Stock Option Plan as any dividend paid on shares of Common Stock where the rate of dividend exceeds the Bank's weighted average cost of funds on interest-bearing liabilities for the current and preceding three quarters.

         Reload Options. Reload options may also be granted at the time of the grant of a stock option. Reload options entitle the option holder, who has delivered shares that he or she owns as payment of the exercise price for option stock, to a new option to acquire additional shares equal in amount to the shares he or she has traded in. Reload options may also be granted to replace option shares retained by the employer for payment of the option holder's withholding tax. The option price at which additional shares of stock can be purchased by the option holder through the exercise of a reload option is equal to the market value of the previously owned stock at the time it was surrendered to the employer. The option period during which the reload option may be exercised expires at the same time as that of the original option that the holder has exercised.

         Effect of Adjustments. Shares as to which awards may be granted under the Stock Option Plan, and shares then subject to awards, will be adjusted by the Committee in the event of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination or exchange of shares or other change in the corporate structure of the Company without receipt of payment or consideration by the Company.

         In the case of any merger, consolidation or combination of the Company with or into another holding company or other entity, whereby holders of Common Stock will receive a cash payment (the "Merger Price") for each share of Common Stock exchanged in the transaction, any individual with exercisable options will receive an amount equal to the difference between the Merger Price times the number of shares of Common Stock subject to such options and the aggregate exercise price of all surrendered options.

         Amendment and Termination. The Board may at any time, subject to OTS regulations and policy, amend, suspend or terminate the Stock Option Plan or any portion thereof, provided, however, that no such amendment, suspension or termination shall impair the rights of any individual, without his consent, in any award made pursuant to the plan. Unless previously terminated, the Stock Option Plan shall continue in effect for a term of ten years, after which no further awards may be granted under the Stock Option Plan.

         The Company will not implement the Stock Option Plan unless such plan has been approved by a majority of the total votes eligible to be cast. Approval of the Stock Option Plan by the affirmative vote of a majority of shares represented in person or by proxy will also enable the recipients of options to qualify for certain exemptive treatment from the short-swing profit recapture provisions of Section 16(b) of the Exchange Act.

         Federal Income Tax Consequences. Under present federal income tax laws, awards under the Stock Option Plan will have the following consequences:

(1) The grant of an award, by itself, will neither result in the 1999 Recognition of taxable income to the recipient nor entitle the Company to a deduction at the time of such grant.

(2) The exercise of a stock option which is an "Incentive Stock Option" within the meaning of Section 422 of the Code will generally not, by itself, result in the 1999 Recognition of taxable income to the individual nor entitle the Company to a deduction at the time of such exercise. However, the difference between the exercise price and the fair market value of the option shares on the date of exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax. The alternative minimum tax is incurred only when it exceeds the regular income tax. The alternative minimum tax will be payable at the rate of 26% to the first $175,000 of "ordinary income" in excess of $33,750 (single person) or $45,000 (married person filing jointly). This tax applies at a flat rate of 28% of so much of the taxable ordinary income in excess of $175,000. The alternative minimum tax will be payable at a maximum rate of 20% on net capital gain. If a taxpayer has alternative minimum taxable income in excess of $150,000 (married persons filing jointly) or $112,500 (single person), the $45,000 or $33,750 exemptions are reduced by an amount equal to 25% of the amount by which the alternative minimum taxable income of the taxpayer exceeds $150,000 or $112,500, respectively. The individual will recognize long term capital gain or loss upon the resale of the shares received upon such exercise, provided the individual holds the shares for more than eighteen months from the date of exercise.

(3) The sale of an Incentive Stock Option share prior to the applicable holding period, i.e., the longer of two years from the date of grant of the Incentive Stock Option or one year from the date of exercise, will cause any gain to be taxed at ordinary income tax rates, with respect to the spread between the exercise price and the fair market value of the share on the date of exercise and at short term capital gains rates with respect to any post exercise appreciation in the value of the share.

(4) The sale of an Incentive Stock Option share after one year from the date of exercise, will generally result in long term capital gain or loss.

(5) The exercise of a stock option which is not an Incentive Stock Option, i.e., a non-qualified stock option, will result in the 1999 Recognition of ordinary income on the date of exercise in an amount equal to the difference between the exercise price and the fair market value on the date of exercise of the shares acquired pursuant to the stock option.

(6) The exercise of a Limited Right will result in the 1999 Recognition of ordinary income by the individual on the date of exercise in an amount of cash, and/or the fair market value on that date of the shares, acquired pursuant to the exercise.

(7) Reload options are of the same type (non-qualified or incentive stock option) as the option that the option holder exercised. Therefore, the tax consequences of the reload option are determined under the applicable tax rules for non-qualified or incentive stock options.

(8) The receipt of a cash payment pursuant to a dividend equivalent right will result in the 1999 Recognition of compensation or self-employment income by the recipient.

(9) The Company will be allowed a deduction at the time, and in the amount of, any ordinary income recognized by the individual under the various circumstances described above, provided that the Company meets its federal withholding tax obligations.

         THE AFFIRMATIVE VOTE OF A MAJORITY OF THE TOTAL VOTES ELIGIBLE TO BE CAST IS REQUIRED FOR APPROVAL OF THE STOCK OPTION PLAN. THE AFFIRMATIVE VOTE OF A MAJORITY OF SHARES REPRESENTED IN PERSON OR BY PROXY IS REQUIRED FOR RECIPIENTS OF OPTIONS TO QUALIFY FOR CERTAIN EXEMPTIVE TREATMENT FROM THE SHORT-SWING PROFIT RECAPTURE PROVISIONS OF SECTION 16(b) OF THE SECURITIES EXCHANGE ACT OF 1934.

         UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY, IF THE PROXY IS SIGNED AND RETURNED, WILL BE VOTED FOR THE RATIFICATION AND APPROVAL OF THE STOCK OPTION PLAN.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION AND APPROVAL OF THE STOCK OPTION PLAN.

                              STOCKHOLDER PROPOSALS

         In order to be eligible for inclusion in the Company's proxy materials for the next annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at the Company's office located at 329 Pierce Street, Sioux City, Iowa 51102 no later than May 23, 2000. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

         Under the Company's Bylaws, certain procedures are provided which a stockholder must follow to nominate persons for election as directors or to introduce an item of business at an annual meeting of stockholders. These procedures provide, generally, that stockholders desiring to make nominations for directors, or to bring a proper subject of business before the meeting, must do so by a written notice timely received (generally not later than 90 days in advance of such meeting, subject to certain exceptions) by the Secretary of the Company. The notice must include certain information as specified in the Company's bylaws.

                                  OTHER MATTERS

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and the Bank may solicit proxies personally or by telegraph or telephone without additional compensation.

         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED JUNE 30, 1999, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN OR TELEPHONIC REQUEST TO SUZETTE F. HOEVET, SECRETARY, FIRST FEDERAL BANKSHARES, INC., 329 PIERCE STREET, SIOUX CITY, IOWA 51101 OR CALL
(712) 277- 0200.


Sioux City, Iowa
September 20, 1999

                                                                      APPENDIX A

                         FIRST FEDERAL BANKSHARES, INC.

                       1999 RECOGNITION AND RETENTION PLAN


1.       Establishment of the Plan

         First Federal Bankshares, Inc. hereby establishes the First Federal Bankshares, Inc. 1999 Recognition and Retention Plan (the "Plan") upon the terms and conditions hereinafter stated in the Plan.

2.       Purpose of the Plan

         The purpose of the Plan is to advance the interests of the Company and its stockholders by providing Key Employees and Outside Directors of the Company and its Affiliates, including First Federal Bank, upon whose judgment, initiative and efforts the successful conduct of the business of the Company and its Affiliates largely depends, with compensation for their contributions to the Company and its Affiliates and an additional incentive to perform in a superior manner, as well as to attract people of experience and ability.

3.       Definitions

         The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural:

         "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Company or the Bank, as such terms are defined in Section 424(e) and (f), respectively, of the Code, or a successor to a parent corporation or subsidiary corporation.

         "Award" means the grant by the Committee of Restricted Stock, as provided in the Plan.

         "Bank" means First Federal Bank, or a successor corporation.

         "Beneficiary" means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient's surviving spouse, if any, or if none, his estate.

         "Board" or "Board of Directors" means the Board of Directors of the Company or an Affiliate, as applicable. For purposes of Section 4 of the Plan, "Board" shall refer solely to the Board of the Company.

         "Cause" means personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or a final cease-and-desist order, any of which results in a material loss to the Company or an Affiliate.

         "Change in Control" of the Bank or the Company means a change in control of a nature that: (i) would be required to be reported in response to
Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Company within the meaning of the Home Owners Loan Act, as amended ("HOLA"), and applicable rules and regulations promulgated thereunder, as in effect at the time of the Change in Control; or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (a) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's outstanding securities except for any securities purchased by the Bank's employee stock ownership plan or trust; or (b) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Company or similar transaction in which the Bank or the Company is not the surviving institution occurs; or (d) a proxy statement soliciting proxies from stockholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the Plan are to be exchanged for or converted into cash or property or securities not issued by the Company; or (e) a tender offer is made for 25% or more of the voting securities of the Company and the shareholders owning beneficially or of record 25% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Committee" means a Committee of the Board consisting of either (i) at least two Non-Employee Directors of the Company, or (ii) the entire Board of the Company.

         "Common Stock" means shares of the common stock of the Company, par value $0.01 per share.

         "Company" means First Federal Bankshares, Inc., the stock holding company of the Bank, or a successor corporation.

         "Continuous Service" means employment as a Key Employee and/or service as an Outside Director without any interruption or termination of such employment and/or service. Continuous Service shall also mean a continuation as a member of the Board of Directors following a cessation of employment as a Key Employee. In the case of a Key Employee, employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Bank or in the case of transfers between payroll locations of the Bank or between the Bank, its parent, its subsidiaries or its successor.

         "Director" means a member of the Board.

         "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of an employee to perform the work customarily assigned to him, or of a Director to serve as such. Additionally, in the case of an employee, a medical doctor selected or approved by the Board must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of such employee's lifetime.

         "Effective Date" means the date of, or a date determined by the Board of Directors following, approval of the Plan by the Company's stockholders.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "Key Employee" means any person who is currently employed by the Company or an Affiliate who is chosen by the Committee to participate in the Plan.

         "Non-Employee Director" means, for purposes of the Plan, a Director who
(a) is not employed by the Company or an Affiliate; (b) does not receive compensation directly or indirectly as a consultant (or in any other capacity than as a Director) greater than $60,000; (c) does not have an interest in a transaction requiring disclosure under Item 404(a) of Regulation S-K; or (d) is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K.

         "Normal Retirement" means for a Key Employee, retirement at the normal or early retirement date set forth in the Bank's Employee Stock Ownership Plan, or any successor plan. Normal Retirement for an Outside Director means a cessation of service on the Board of Directors for any reason other than removal for Cause, after reaching 60 years of age and maintaining at least 10 years of Continuous Service.

         "OTS" means the Office of Thrift Supervision.

         "Outside Director" means a Director of the Company or an Affiliate who is not an employee of the Company or an Affiliate.

         "Recipient" means a Key Employee or Outside Director of the Company or its Affiliates who receives or has received an Award under the Plan.

         "Restricted Period" means the period of time selected by the Committee for the purpose of determining when restrictions are in effect under Section 6 with respect to Restricted Stock awarded under the Plan.

         "Restricted Stock" means shares of Common Stock that have been contingently awarded to a Recipient by the Committee subject to the restrictions referred to in Section 6, so long as such restrictions are in effect.

4. Administration of the Plan.

         (a) Role of the Committee. The Plan shall be administered and interpreted by the Committee, which shall have all of the powers allocated to it in the Plan, subject to OTS regulations and policy. The interpretation and construction by the Committee of any provisions of the Plan or of any Award granted hereunder shall be final and binding. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan and subject to OTS regulations and policy, the Committee may adopt such rules and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than one time per calendar year.

         (b) Role of the Board. The members of the Committee shall be appointed or approved by, and will serve at the pleasure of, the Board. The Board may in its discretion from time to time remove members from, or add members to, the Committee. The Board shall have all of the powers allocated to it in the Plan, may take any action under or with respect to the Plan that the Committee is authorized to take, and may reverse or override any action taken or decision made by the Committee under or with respect to the Plan, provided, however, that except as provided in Section 6(b), the Board may not revoke any Award except in the event of revocation for Cause or with respect to unearned Awards in the event the Recipient of an Award voluntarily terminates employment with the Bank prior to Normal Retirement.

         (c) Plan Administration Restrictions. All transactions involving a grant, award or other acquisitions from the Company shall:

                  (i) be approved by the Company's full Board or by the Committee;

                  (ii) be approved, or ratified, in compliance with Section 14 of the Exchange Act, by either: the affirmative vote of the holders of a majority of the shares present, or represented and entitled to vote at a meeting duly held in accordance with the laws under which the Company is incorporated; or the written consent of the holders of a majority of the securities of the issuer entitled to vote provided that such ratification occurs no later than the date of the next annual meeting of shareholders; or

                  (iii) result in the acquisition of Common Stock that is held by the Recipient for a period of six months following the date of such acquisition.

         (d) Limitation on Liability. No member of the Board or the Committee shall be liable for any determination made in good faith with respect to the Plan or any Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Bank or the Company shall indemnify such member against expense (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Bank and the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

5.       Eligibility; Awards

         (a) Eligibility. Key Employees and Outside Directors are eligible to receive Awards.

         (b) Awards to Key Employees and Outside Directors. The Committee may determine which of the Key Employees and Outside Directors referenced in Section 5(a) will be granted Awards and the number of shares covered by each Award; provided, however, that in no event shall any Awards be made that will violate the Bank's Charter and Bylaws, the Company's Certificate of Incorporation and Bylaws, or any applicable federal or state law or regulation. Shares of Restricted Stock that are awarded by the Committee shall, on the date of the Award, be registered in the name of the Recipient and transferred to the Recipient, in accordance with the terms and conditions established under the Plan. The aggregate number of shares that shall be issued under the Plan is 79,050.

         Notwithstanding the foregoing and subject to compliance with applicable OTS regulations and policy, no Outside Director shall be granted Awards with respect to more than 5% of the total shares subject to the Plan, all Outside Directors of the Company, in the aggregate, may not be granted Awards with respect to more than 30% of the total shares subject to the Plan and no individual shall be granted Awards with respect to more than 25% of the total shares subject to the Plan. No Awards shall begin vesting earlier than one year from the date the Plan is ratified by stockholders of the Company and no Awards shall vest at a rate in excess of 20% per year beginning one year from the Date of Grant. In the event OTS regulations are amended (the "Amended Regulations") to permit shorter vesting periods or to permit accelerated vesting in the event of Normal Retirement or a Change in Control of the Company, or in the event OTS policy would permit shorter vesting periods or accelerated vesting irrespective of the adoption of Amended Regulations, any Awards made pursuant to this Plan may vest, at the sole discretion of the Committee, in accordance with such Amended Regulations or OTS policy. Subject to compliance with OTS regulations and policy, the Committee shall have the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect thereto, or to remove any or all of such restrictions, whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the commencement of such Restricted Period.

         In the event Restricted Stock is forfeited for any reason, the Committee, from time to time, may determine which of the Key Employees and Outside Directors will be granted additional Awards to be awarded from forfeited Restricted Stock.

         In selecting those Key Employees and Outside Directors to whom Awards will be granted and the amount of Restricted Stock covered by such Awards, the Committee shall consider such factors as it deems relevant, which factors may include, among others, the position and responsibilities of the Key Employees and Outside Directors, the length and value of their services to the Bank and its Affiliates, the compensation paid to the Key Employees or fees paid to the Outside Directors, and the Committee may request the written recommendation of the Chief Executive Officer and other senior executive officers of the Bank, the Company and its Affiliates or the recommendation of the full Board. All allocations by the Committee shall be subject to review, and approval or rejection, by the Board.

         No  Restricted   Stock  shall  vest  unless  the  Recipient   maintains
Continuous Service with the Bank or an Affiliate until the restrictions lapse.

         (c) Manner of Award. As promptly as practicable after a determination is made pursuant to Section 5(b) to grant an Award, the Committee shall notify the Recipient in writing of the grant of the Award, the number of shares of Restricted Stock covered by the Award, and the terms upon which the Restricted Stock subject to the Award may be earned. Upon notification of an Award of Restricted Stock, the Recipient shall execute and return to the Company a restricted stock agreement (the "Restricted Stock Agreement") setting forth the terms and conditions under which the Recipient shall earn the Restricted Stock, together with a stock power or stock powers endorsed in blank. Thereafter, the Recipient's Restricted Stock and stock power shall be deposited with an escrow agent specified by the Company ("Escrow Agent") who shall hold such Restricted Stock under the terms and conditions set forth in the Restricted Stock Agreement. Each certificate in respect of shares of Restricted Stock Awarded under the Plan shall be registered in the name of the Recipient.

         (d) Treatment of Forfeited Shares. In the event shares of Restricted Stock are forfeited by a Recipient, such shares shall be returned to the Company and shall be held and accounted for pursuant to the terms of the Plan until such time as the Restricted Stock is re-awarded to another Recipient, in accordance with the terms of the Plan and the applicable state and federal laws, rules and regulations.

6.       Terms and Conditions of Restricted Stock

         The Committee shall have full and complete authority, subject to the limitations of the Plan, to grant awards of Restricted Stock to Key Employees and Outside Directors and, in addition to the terms and conditions contained in Sections 6(a) through 6(h), to provide such other terms and conditions (which need not be identical among Recipients) in respect of such Awards, and the vesting thereof, as the Committee shall determine.

         (a) General Rules. Restricted Stock shall vest in a Recipient at the rate or rates determined by the Committee; provided, however, that Restricted Stock shall vest at a rate not in excess of 20% of the initially awarded amount per year commencing with the first installment being earned on the first anniversary of the Date of Grant. No shares shall vest in any year in which the Bank is not meeting all of its fully phased-in capital requirements. Subject to any such other terms and conditions as the Committee shall provide with respect to Awards, shares of Restricted Stock may not be sold, assigned, transferred (within the meaning of Code Section 83), pledged or otherwise encumbered by the Recipient, except as hereinafter provided, during the Restricted Period.

         (b) Continuous Service; Forfeiture. Except as provided in Section 6(c), if a Recipient ceases to maintain Continuous Service for any reason (other than death or Disability), unless the Committee shall otherwise determine, all shares of Restricted Stock theretofore awarded to such Recipient and which at the time of such termination of Continuous Service are subject to the restrictions imposed by Section 6(a) shall upon such termination of Continuous Service be forfeited. Any stock dividends or declared but unpaid cash dividends attributable to such shares of Restricted Stock shall also be forfeited.

         (c) Exception for Termination Due to Death or Disability. Notwithstanding the general rule contained in Section 6(a), Restricted Stock awarded to a Recipient whose employment with the Company or an Affiliate or service on the Board terminates due to death or Disability shall be deemed to vest as of the Recipient's last day of employment with the Company or an Affiliate, or last day of service on the Board of the Company or an Affiliate; provided that Restricted Stock awarded to a Key Employee who at any time also serves as a Director, shall not be deemed to vest until both employment and service as a Director have been terminated.

         (d) Revocation for Cause. Notwithstanding anything hereinafter to the contrary, the Board may by resolution immediately revoke, rescind and terminate any Award, or portion thereof, previously awarded under the Plan, to the extent Restricted Stock has not been redelivered by the Escrow Agent to the Recipient, whether or not yet vested, in the case of a Key Employee whose employment is terminated by the Company or an Affiliate or an Outside Director whose service is terminated by the Company or an Affiliate for Cause or who is discovered after termination of employment or service on the Board to have engaged in conduct that would have justified termination for Cause.

         (e) Restricted Stock Legend. Each certificate in respect of shares of Restricted Stock awarded under the Plan shall be registered in the name of the Recipient and deposited by the Recipient, together with a stock power endorsed in blank, with the Escrow Agent and shall bear the following (or a similar) legend:

                      "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the First Federal Bankshares, Inc. 1999 Recognition and Retention Plan. Copies of such Plan are on file in the offices of the Secretary of First Federal Bankshares, Inc., 329 Pierce Street, Sioux City, Iowa 51102."

         (f) Payment of Dividends and Return of Capital. After an Award has been granted but before such Award has vested, the Recipient shall receive any cash dividends paid with respect to such shares, or shall share in any pro-rata return of capital to all shareholders with respect to the Common Stock. Stock dividends declared by the Company and paid on Awards that have not yet vested shall be subject to the same restrictions as the Restricted Stock and the certificate(s) or other instruments representing or evidencing such shares shall be legended in the manner provided in Section 6(e) and shall be delivered to the Escrow Agent for distribution to the Recipient when the Restricted Stock upon which such dividends were paid are vested. Unless the Recipient has made an election under Section 83(b) of the Code, cash dividends or other amounts so paid on shares that have not yet vested shall be treated as compensation income to the Recipient when paid. If dividends are paid with respect to shares of Restricted Stock under the Plan that have been issued but not awarded, or that have been forfeited and returned to the Company or to a trust established to hold issued and unawarded or forfeited shares, the Committee can determine to award such dividends to any Recipient or Recipients under the Plan, to any other employee or director of the Company or the Bank, or can return such dividends to the Company.

         (g) Voting of Restricted Shares. After an Award has been granted, the Recipient as conditional owner of the Restricted Stock shall have the right to vote such shares.

         (h) Delivery of Earned Shares. At the expiration of the restrictions imposed by Section 6(a), the Escrow Agent shall redeliver to the Recipient (or where the relevant provision of Section 6(b) applies in the case of a deceased Recipient, to his Beneficiary) the certificate(s) and any remaining stock power deposited with it pursuant to Section 5(c) and the shares represented by such certificate(s) shall be free of the restrictions referred to Section 6(a).

7.       Adjustments upon Changes in Capitalization

         In the event of any change in the outstanding shares subsequent to the Effective Date by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, or any merger, consolidation or any change in the corporate structure or shares of the Company, without receipt or payment of consideration by the Company, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any shares of stock or other securities received, as a result of any of the foregoing, by a Recipient with respect to Restricted Stock shall be subject to the same restrictions and the certificate(s) or other instruments representing or evidencing such shares or securities shall be legended and deposited with the Escrow Agent in the manner provided in Section 6(e).

8.       Assignments and Transfers

         No Award nor any right or interest of a Recipient under the Plan in any instrument evidencing any Award under the Plan may be assigned, encumbered or transferred (within the meaning of Code Section 83) except, in the event of the death of a Recipient, by will or the laws of descent and distribution until such Award is earned.

9.       Key Employee Rights under the Plan

         No Key Employee shall have a right to be selected as a Recipient nor, having been so selected, to be selected again as a Recipient and no Key Employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Bank or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any Key Employee any right to be retained in the employ of the Bank or any Affiliate.

10.      Outside Director Rights under the Plan

         Neither the Plan nor any action taken thereunder shall be construed as giving any Outside Director any right to be retained in the service of the Bank or any Affiliate.

11.      Withholding Tax

         Upon the termination of the Restricted Period with respect to any shares of Restricted Stock (or at any such earlier time, if any, that an election is made by the Recipient under Section 83(b) of the Code, or any successor provision thereto, to include the value of such shares in taxable income), the Bank or the Company shall have the right to require the Recipient or other person receiving such shares to pay the Bank or the Company the minimum amount of any federal or state taxes, including payroll taxes, that are applicable to such supplemental income and that the Bank or the Company is required to withhold with respect to such shares, or, in lieu thereof, to retain or sell without notice, a sufficient number of shares held by it to cover the amount required to be withheld. The Bank or the Company shall have the right to deduct from all dividends paid with respect to shares of Restricted Stock the amount of any taxes which the Bank or the Company is required to withhold with respect to such dividend payments.

12.      Amendment or Termination

         The Board of the Company may amend, suspend or terminate the Plan or any portion thereof at any time, subject to OTS regulations and policy, provided, however, that no such amendment, suspension or termination shall impair the rights of any Recipient, without his consent, in any Award theretofore made pursuant to the Plan. Any amendment or modification of the Plan or an outstanding Award under the Plan shall be approved by the Committee, or the full Board of the Company.

13.      Governing Law

         The Plan shall be governed by the laws of the State of Delaware.

14.      Term of Plan

         The Plan shall become effective on the date of, or a date determined by the Board of Directors following, approval of the Plan by the Company's stockholders. It shall continue in effect until the earlier of (i) ten years from the Effective Date unless sooner terminated under Section 12 hereof, or
(ii) the date on which all shares of Common Stock available for award hereunder, have vested in the Recipients of such Awards.

         IN WITNESS WHEREOF, the Company has caused the Plan to be executed by its duly authorized officers and the corporate seal to be affixed and duly attested, as of the ____ day of ________________, 1999.

Date Approved by Shareholders: ___________________________

Effective Date:   ________________________________________


ATTEST:                         FIRST FEDERAL BANKSHARES, INC.



-------------------------       ------------------------------------------------
Secretary                       Barry E. Backhaus, President and Chief Executive
                                Officer

                                                                      APPENDIX B

                         FIRST FEDERAL BANKSHARES, INC.

                             1999 STOCK OPTION PLAN


1.       Purpose

         The purpose of the First Federal Bankshares, Inc. 1999 Stock Option Plan (the "Plan") is to advance the interests of the Company and its stockholders by providing Key Employees and Outside Directors of First Federal Bankshares, Inc. (the "Company") and its Affiliates, including First Federal Bank, upon whose judgment, initiative and efforts the successful conduct of the business of the Company and its Affiliates largely depends, with an additional incentive to perform in a superior manner as well as to attract people of experience and ability.

2.       Definitions

         "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Company or the Bank, as such terms are defined in Section 424(e) or 424(f), respectively, of the Code, or a successor to a parent corporation or subsidiary corporation.

         "Award" means an Award of Non-Statutory Stock Options, Incentive Stock Options, Limited Rights, Reload Options and/or Dividend Equivalent Rights granted under the provisions of the Plan.

         "Bank" means First Federal Bank, or a successor corporation.

         "Beneficiary" means the person or persons designated by a Participant to receive any benefits payable under the Plan in the event of such Participant's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Participant's surviving spouse, if any, or if none, his estate.

         "Board" or "Board of Directors" means the board of directors of the Company or its Affiliate, as applicable.

         "Cause" means personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or a final cease-and-desist order, any of which results in a material loss to the Company or an Affiliate.

         "Change in Control" of the Bank or the Company means a change in control of a nature that: (i) would be required to be reported in response to
Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Bank or the Company within the meaning of the Home Owners Loan Act, as amended ("HOLA"), and applicable rules and regulations promulgated thereunder, as in effect at the time of the Change in Control; or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (a) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of Company's outstanding securities except for any securities purchased by the Bank's employee stock ownership plan or trust; or
(b) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Company or similar transaction in which the Bank or Company is not the surviving institution occurs; or (d) a proxy statement soliciting proxies from stockholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the Plan are to be exchanged for or converted into cash or property or securities not issued by the Company; or (e) a tender offer is made for 25% or more of the voting securities of the Company and the shareholders owning beneficially or of record 25% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror. Notwithstanding the foregoing, a "change in control" shall not be deemed to have occurred in the event of a conversion of the Company's mutual holding company to stock form or in connection with any reorganization or action used to effect such a conversion.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Committee" means a Committee of the Board consisting of either (i) at least two Non-Employee Directors of the Company, or (ii) the entire Board of the Company.

         "Common Stock" means shares of the common stock of the Company, par value $0.01 per share.

         "Company"  means  First  Federal   Bankshares,   Inc.  or  a  successor
corporation.

         "Continuous Service" means employment as a Key Employee and/or service as an Outside Director without any interruption or termination of such employment and/or service. Continuous Service shall also mean a continuation as a member of the Board of Directors following a cessation of employment as a Key Employee. In the case of a Key Employee, employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Bank or in the case of transfers between payroll locations of the Bank or between the Bank, its parent, its subsidiaries or its successor.

         "Date of Grant" means the actual date on which an Award is granted by the Committee.

         "Director" means a member of the Board.

         "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of an employee to perform the work customarily assigned to him, or of a Director to serve as such. Additionally, in the case of an employee, a medical doctor selected or approved by the Board must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said employee's lifetime.

         "Dividend Equivalent Rights" means the right to receive an amount of cash based upon the terms set forth in Section 10 hereof.

         "Effective Date" means the date of, or a date determined by the Board of Directors following, approval of the Plan by the Company's stockholders.

         "Fair Market Value" means, when used in connection with the Common Stock on a certain date, the reported closing price of the Common Stock as reported by the Nasdaq stock market (as published by the Wall Street Journal, if published) on the day prior to such date, or if the Common Stock was not traded on the day prior to such date, on the next preceding day on which the Common Stock was traded; provided, however, that if the Common Stock is not reported on the Nasdaq stock market, Fair Market Value shall mean the average sale price of all shares of Common Stock sold during the 30-day period immediately preceding the date on which such stock option was granted, and if no shares of stock have been sold within such 30-day period, the average sale price of the last three sales of Common Stock sold during the 90-day period immediately preceding the date on which such stock option was granted. In the event Fair Market Value cannot be determined in the manner described above, then Fair Market Value shall be determined by the Committee. The Committee is authorized, but is not required, to obtain an independent appraisal to determine the Fair Market Value of the Common Stock.

         "Incentive Stock Option" means an Option granted by the Committee to a Participant, which Option is designated as an Incentive Stock Option pursuant to
Section 9.

         "Key Employee" means any person who is currently employed by the Company or an Affiliate who is chosen by the Committee to participate in the Plan.

         "Limited Right" means the right to receive an amount of cash based upon the terms set forth in Section 10.

         "Non-Statutory Stock Option" means an Option granted by the Committee to (i) an Outside Director or (ii) to any other Participant and such Option is either (A) not designated by the Committee as an Incentive Stock Option, or (B) fails to satisfy the requirements of an Incentive Stock Option as set forth in
Section 422 of the Code and the regulations thereunder.

         "Non-Employee Director" means, for purposes of the Plan, a Director who
(a) is not employed by the Company or an Affiliate; (b) does not receive compensation directly or indirectly as a consultant (or in any other capacity than as a Director) greater than $60,000; (c) does not have an interest in a transaction requiring disclosure under Item 404(a) of Regulation S-K; or (d) is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K.

         "Normal Retirement" means for a Key Employee, retirement at the normal or early retirement date set forth in the Bank's Employee Stock Ownership Plan, or any successor plan. Normal Retirement for an Outside Director means a cessation of service on the Board of Directors for any reason other than removal for Cause, after reaching 60 years of age and maintaining at least 10 years of Continuous Service.

         "Outside Director" means a Director of the Company or an Affiliate who is not an employee of the Company or an Affiliate.

         "Option" means an Award granted under Section 8 or Section 9.

         "OTS" means the Office of Thrift Supervision.

         "Participant" means a Key Employee or Outside Director of the Company or its Affiliates who receives or has received an award under the Plan.

         "Reload Option" means an option to acquire shares of Common Stock equivalent to the shares (i) used by a Participant to pay for an Option, or (ii) deducted from any distribution in order to satisfy income tax required to be withheld, based upon the terms set forth in Section 20.

         "Right" means a Limited Right or a Dividend Equivalent Right.

         "Termination for Cause" means the termination of employment or termination of service on the Board caused by the individual's personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses), or a final cease-and-desist order, any of which results in material loss to the Company or one of its Affiliates.

3.       Plan Administration Restrictions

         The Plan shall be administered by the Committee. The Committee is authorized, subject to the provisions of the Plan and OTS regulations and policy, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make whatever determinations and interpretations in connection with the Plan it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all Participants in the Plan and on their legal representatives and beneficiaries.

         All transactions involving a grant, award or other acquisition from the Company shall:

         (a)      be approved by the Company's full Board or by the Committee;

         (b) be approved, or ratified, in compliance with Section 14 of the Exchange Act, by either: the affirmative vote of the holders of a majority of the securities present, or represented and entitled to vote at a meeting duly held in accordance with the laws of the state in which the Company is incorporated; or the written consent of the holders of a majority of the securities of the issuer entitled to vote provided that such ratification occurs no later than the date of the next annual meeting of shareholders; or

         (c) result in the acquisition of an Option or Limited Right that is held by the Participant for a period of six months following the date of such acquisition.

4.       Types of Awards

         Awards  under the Plan may be granted in any one or a  combination  of:
(a) Incentive Stock Options; (b) Non-Statutory Stock Options; (c) Limited Rights; (d) Dividend Equivalent Rights; and (e) Reload Options.

5.       Stock Subject to the Plan

         Subject to adjustment as provided in Section 18, the maximum number of shares reserved for issuance under the Plan is 263,500 shares. To the extent that Options or Rights granted under the Plan are exercised, the shares covered will be unavailable for future grants under the Plan; to the extent that Options together with any related Rights granted under the Plan terminate, expire or are canceled without having been exercised or, in the case of Limited Rights exercised for cash, new Awards may be made with respect to these shares.

6.       Eligibility

         Key Employees of the Company and its Affiliates shall be eligible to receive Incentive Stock Options, Non-Statutory Stock Options, Limited Rights, Reload Options and/or Dividend Equivalent Rights under the Plan. Outside Directors shall be eligible to receive Non-Statutory Stock Options, Dividend Equivalent Rights and Reload Options under the Plan.

(7)      General Terms and Conditions of Options and Rights

         The Committee shall have full and complete authority and discretion, subject to OTS regulations and policy and except as expressly limited by the Plan, to grant Options and/or Rights and to provide the terms and conditions (which need not be identical among Participants) thereof. In particular, the Committee shall prescribe the following terms and conditions: (i) the Exercise Price of any Option or Right, which shall not be less than the Fair Market Value per share on the Date of Grant, (ii) the number of shares of Common Stock subject to, and the expiration date of, any Option or Right, which expiration date shall not exceed ten years from the Date of Grant, (iii) the manner, time and rate (cumulative or otherwise) of exercise of such Option or Right, and (iv) the restrictions, if any, to be placed upon such Option or Right or upon shares of Common Stock which may be issued upon exercise of such Option or Right.

         Notwithstanding the foregoing and subject to compliance with applicable OTS regulations and policy, no individual shall be granted Awards with respect to more than 25% of the total shares subject to the Plan; no Outside Director shall be granted Awards with respect to more than 5% of the total shares of Common Stock subject to the Plan; all Outside Directors in the aggregate may not be granted Awards with respect to more than 30% of the total shares of Common Stock subject to the Plan; no Awards shall begin vesting earlier than one year from the date the Plan is approved by stockholders of the Company and no Awards shall vest at a rate in excess of 20% per year beginning from the Date of Grant. In the event OTS regulations are amended (the "Amended Regulations") to permit, or OTS policy would permit, shorter vesting periods, any Award made pursuant to this Plan which Award is subject to the requirements of such Amended Regulations or OTS policy, may vest, at the sole discretion of the Committee, in accordance with such Amended Regulations or OTS policy.

8.       Non-Statutory Stock Options

          The Committee may, from time to time, grant Non-Statutory Stock Options to eligible Key Employees and Outside Directors, and, upon such terms and conditions as the Committee may determine, grant Non-Statutory Stock Options in exchange for and upon surrender of previously granted Awards under the Plan. Non-Statutory Stock Options granted under the Plan, including Non-Statutory Stock Options granted in exchange for and upon surrender of previously granted Awards, are subject to the terms and conditions set forth in this Section 8. The maximum number of shares subject to a Non-Statutory Option that may be awarded under the Plan to any Key Employee shall be 65,875, subject to OTS regulations and policy, as set forth in Section 7, above, to the extent applicable.

         (a) Option Agreement. Each Option shall be evidenced by a written option agreement between the Company and the Participant specifying the number of shares of Common Stock that may be acquired through its exercise and containing such other terms and conditions that are not inconsistent with the terms of the Plan.

         (b) Price. The purchase price per share of Common Stock deliverable upon the exercise of each Non-Statutory Stock Option shall be the Fair Market Value of the Common Stock of the Company on the Date of Grant. Shares may be purchased only upon full payment of the purchase price in one or more of the manners set forth in Section 14 hereof, as determined by the Committee.

         (c) Vesting. A Non-Statutory Stock Option granted under the Plan shall vest in a Participant at the rate or rates determined by the Committee; provided, however, that no such option shall vest at a rate in excess of 20% of the initially awarded amount per year commencing with the vesting of the first installment one year from the Date of Grant. No Options shall become vested in a Participant unless the Participant maintains Continuous Service until the vesting date of such Option, except as set forth herein.

         (d) Exercise of Options. A vested Option may be exercised from time to time, in whole or in part, by delivering a written notice of exercise to the President or Chief Executive Officer of the Company, or his designee. Such notice shall be irrevocable and must be accompanied by full payment of the purchase price in cash or shares of Common Stock at the Fair Market Value of such shares, determined on the exercise date in the manner described in Section 2 hereof. If previously acquired shares of Common Stock are tendered in payment of all or part of the exercise price, the value of such shares shall be determined as of the date of such exercise.

         (e) Term of Options. The term during which each Non-Statutory Stock Option may be exercised shall be determined by the Committee, but in no event shall a Non-Statutory Stock Option be exercisable in whole or in part more than 10 years and one day from the Date of Grant.

         (f) Amount of Awards. Subject to OTS regulations and policy, Non-Statutory Stock Options may be granted to any Key Employee or Outside Director in such amounts as determined by the Committee. In granting Non-Statutory Stock Options, the Committee shall consider such factors as it deems relevant, which factors may include, among others, the position and responsibility of the Key Employee or Outside Director, the length and value of his service to the Bank, the Company or the Affiliate, the compensation paid to the Key Employee or Outside Director, and the Committee's evaluation of the performance of the Bank, the Company or the Affiliate, according to measurements that may include, among others, key financial ratios, level of classified assets and independent audit findings.

         (g) Termination of Employment or Service. Upon the termination of a Key Employee's employment or upon termination of an Outside Director's service for any reason other than death, Disability or Termination for Cause, the Participant's Non-Statutory Stock Options shall be exercisable only as to those shares that were immediately purchasable on the date of termination and only for one year following termination. In the event of Termination for Cause, all rights under a Participant's Non-Statutory Stock Options shall expire upon termination. In the event of the Participant's termination of service or employment due to death or Disability, all Non-Statutory Stock Options held by the Participant, whether or not exercisable at such time, shall be exercisable by the Participant or his legal representative or beneficiaries for five years following the date of such termination of employment or cessation of service, provided that in no event shall the period extend beyond the expiration of the Non-Statutory Stock Option term.

         (h) Transferability. In the discretion of the Board, all or any Non-Statutory Stock Option granted hereunder may be transferable by the Participant once the Option has vested in the Participant, provided, however, that the Board may limit the transferability of such Option or Options to a designated class or classes of persons.

9.       Incentive Stock Options

         The Committee may, from time to time, grant Incentive Stock Options to Key Employees. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:

         (a) Option Agreement. Each Option shall be evidenced by a written option agreement between the Company and the Key Employee specifying the number of shares of Common Stock that may be acquired through its exercise and containing such other terms and conditions that are not inconsistent with the terms of the Plan.

         (b) Price. Subject to Section 18 of the Plan and Section 422 of the Code, the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Company's Common Stock on the date the Incentive Stock Option is granted. However, if a Key Employee owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliates (or under Section 424(d) of the Code is deemed to own stock representing more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliates by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such Key Employee, or by or for any corporation, partnership, estate or trust of which such Key Employee is a shareholder, partner or Beneficiary), the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Company's Common Stock on the date the Incentive Stock Option is granted. Shares may be purchased only upon payment of the full purchase price in one or more of the manners set forth in
Section 14 hereof, as determined by the Committee.

         (c) Vesting. Incentive Stock Options granted under the Plan shall vest in a Participant at the rate or rates determined by the Committee; provided, however, that no such option shall vest at a rate in excess of 20% of the initially awarded amount per year commencing with the vesting of the first installment one year from the Date of Grant.

         (d) Exercise of Options. Vested Options may be exercised from time to time, in whole or in part, by delivering a written notice of exercise to the President or Chief Executive Officer of the Company or his designee. Such notice is irrevocable and must be accompanied by full payment of the exercise price in cash or shares of Common Stock at the Fair Market Value of such shares determined on the exercise date by the manner described in Section 2.

         The Option comprising each installment may be exercised in whole or in part at any time after such installment becomes vested, provided that the amount able to be first exercised in a given year is consistent with the terms of
Section 422 of the Code. To the extent required by Section 422 of the Code, the aggregate Fair Market Value (determined at the time the Option is granted) of the Common Stock for which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all plans of the Company and its Affiliates) shall not exceed $100,000.

         (e) Amount of Awards. Incentive Stock Options may be granted to any eligible Key Employee in such amounts as determined by the Committee; provided that the amount granted is consistent with OTS regulations and policy and with the terms of Section 422 of the Code. Notwithstanding the above, the maximum number of shares that may be subject to an Incentive Stock Option awarded under the Plan to any Key Employee shall be 65,875, subject to OTS regulations and policy, as set forth in Section 7, above. In granting Incentive Stock Options, the Committee shall consider such factors as it deems relevant, which factors may include, among others, the position and responsibilities of the Key Employee, the length and value of his or her service to the Bank, the Company, or the Affiliate, the compensation paid to the Key Employee and the Committee's evaluation of the performance of the Bank, the Company, or the Affiliate, according to measurements that may include, among others, key financial ratios, levels of classified assets, and independent audit findings.

         (f) Terms of Options. The term during which each Incentive Stock Option may be exercised shall be determined by the Committee, but in no event shall an Incentive Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant. If any Key Employee, at the time an Incentive Stock Option is granted to him, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliate (or, under Section 424(d) of the Code, is deemed to own stock representing more than 10% of the total combined voting power of all classes of stock, by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such Key Employee, or by or for any corporation, partnership, estate or trust of which such Key Employee is a shareholder, partner or Beneficiary), the Incentive Stock Option granted to him shall not be exercisable after the expiration of five years from the Date of Grant.

         (g) Termination of Employment. Upon the termination of a Key Employee's service for any reason other than Disability, death or Termination for Cause, the Key Employee's Incentive Stock Options shall be exercisable only as to those shares that were immediately purchasable by such Key Employee at the date of termination and only for a period of three months following termination. In the event of Termination for Cause all rights under the Incentive Stock Options shall expire upon termination.

         Upon termination of a Key Employee's employment due to death or Disability, all Incentive Stock Options held by such Key Employee, whether or not exercisable at such time, shall be exercisable for a period of five years following the date of his cessation of employment, provided however, that any such Option shall not be eligible for treatment as an Incentive Stock Option in the event such Option is exercised more than one year following termination of employment due to Disability; and provided further, in order to obtain Incentive Stock Option treatment for Options exercised by heirs or devisees of an Optionee, the Optionee's death must have occurred while employed or within three
(3) months of termination of employment. In no event shall the exercise period extend beyond the expiration of the Incentive Stock Option term.

         (h) Transferability. No Incentive Stock Option granted under the Plan is transferable except by will or the laws of descent and distribution and is exercisable during his lifetime only by the Key Employee to which it is granted.

         (i) Compliance with Code. The options granted under this Section 9 are intended to qualify as Incentive Stock Options within the meaning of Section 422 of the Code, but the Company makes no warranty as to the qualification of any Option as an Incentive Stock Option within the meaning of Section 422 of the Code. If an Option granted hereunder fails for whatever reason to comply with the provisions of Section 422 of the Code, and such failure is not or cannot be cured, such Option shall be a Non-Statutory Stock Option.

10.      Limited Rights

         The Committee may grant a Limited Right simultaneously with the grant of any Option to any Key Employee of the Bank, with respect to all or some of the shares covered by such Option. Limited Rights granted under the Plan are subject to the following terms and conditions:

         (a) Terms of Rights. In no event shall a Limited Right be exercisable in whole or in part before the expiration of six months from the date of grant of the Limited Right. A Limited Right may be exercised only in the event of a Change in Control of the Company.

         The Limited Right may be exercised only when the underlying Option is eligible to be exercised, provided that the Fair Market Value of the underlying shares on the day of exercise is greater than the exercise price of the related Option.

         Upon exercise of a Limited Right, the related Option shall cease to be exercisable. Upon exercise or termination of an Option, any related Limited Rights shall terminate. The Limited Rights may be for no more than 100% of the difference between the exercise price and the Fair Market Value of the Common Stock subject to the underlying Option. The Limited Right is transferable only when the underlying Option is transferable and under the same conditions.

         (b) Payment. Upon exercise of a Limited Right, the holder shall promptly receive from the Company an amount of cash equal to the difference between the Fair Market Value on the Date of Grant of the related Option and the Fair Market Value of the underlying shares on the date the Limited Right is exercised, multiplied by the number of shares with respect to which such Limited Right is being exercised. In the event of a Change in Control in which pooling of interest accounting treatment is a condition to the transaction, the Limited Right shall be exercisable solely for shares of stock of the Company, or in the event of a merger transaction, for shares of the acquiring corporation or its parent, as applicable. The number of shares to be received on the exercise of such Limited Right shall be determined by dividing the amount of cash that would have been available under the first sentence above by the Fair Market Value at the time of exercise of the shares underlying the Option subject to the Limited Right.

11.      Dividend Equivalent Rights

         Simultaneously with the grant of any Option to a Participant, the Committee may grant a Dividend Equivalent Right with respect to all or some of the shares covered by such Option. Dividend Equivalent Rights granted under this Plan are subject to the following terms and conditions:

         (a) Terms of Rights. The Dividend Equivalent Right provides the Participant with a cash benefit per share for each share underlying the unexercised portion of the related Option equal to the amount of any extraordinary dividend (as defined in Section 11(c)) per share of Common Stock declared by the Company. The terms and conditions of any Dividend Equivalent Right shall be evidenced in the Option agreement entered into with the Participant and shall be subject to the terms and conditions of the Plan. The Dividend Equivalent Right is transferable only when the related Option is transferable and under the same conditions.

         (b) Payment. Upon the payment of an extraordinary dividend, the Participant holding a Dividend Equivalent Right with respect to Options or portions thereof which have vested shall promptly receive from the Company or the Bank the amount of cash equal to the amount of the extraordinary dividend per share of Common Stock, multiplied by the number of shares of Common Stock underlying the unexercised portion of the related Option. With respect to Options or portions thereof which have not vested, the amount that would have been received pursuant to the Dividend Equivalent Right with respect to the shares underlying such unvested Option or portion thereof shall be paid to the Participant holding such Dividend Equivalent Right together with earnings thereon, on such date as the Option or portion thereof becomes vested. Payments shall be decreased by the amount of any applicable tax withholding prior to distribution to the Participant as set forth in Section 20.

         (c) Extraordinary Dividend. For purposes of this Section 11, an extraordinary dividend is any dividend paid on shares of Common Stock where the rate of the dividend exceeds the Company's weighted average cost of funds on interest-bearing liabilities for the current and preceding three quarters.

(12)     Reload Option

         Simultaneously with the grant of any Option to a Participant, the Committee may grant a Reload Option with respect to all or some of the shares covered by such Option. A Reload Option may be granted to a Participant who satisfies all or part of the exercise price of the Option with shares of Common Stock (as described in Section 14(c) below). The Reload Option represents an additional Option to acquire the same number of shares of Common Stock as is used by the Participant to pay for the original Option. Reload Options may also be granted to replace Common Stock withheld by the Company for payment of a Participant's withholding tax under Section 20. A Reload Option is subject to all of the same terms and conditions as the original Option except that (i) the exercise price of the shares of Common Stock subject to the Reload Option will be determined at the time the original Option is exercised and (ii) such Reload Option will conform to all provisions of the Plan at the time the original Option is exercised.

13.      Surrender of Option

         In the event of a Participant's termination of employment or termination of service as a result of death or Disability, the Participant (or his or her personal representative(s), heir(s), or devisee(s)) may, in a form acceptable to the Committee make application to surrender all or part of the Options held by such Participant in exchange for a cash payment from the Company of an amount equal to the difference between the Fair Market Value of the

Common Stock on the date of termination of employment or the date of termination of service on the Board and the exercise price per share of the Option. Whether the Company accepts such application or determines to make payment, in whole or part, is within its absolute and sole discretion, it being expressly understood that the Company is under no obligation to any Participant whatsoever to make such payments. In the event that the Company accepts such application and determines to make payment, such payment shall be in lieu of the exercise of the underlying Option and such Option shall cease to be exercisable.

14.      Alternate Option Payment Mechanism

         The Committee has sole discretion to determine what form of payment it will accept for the exercise of an Option. The Committee may indicate acceptable forms in the agreement with the Participant covering such Options or may reserve its decision to the time of exercise. No Option is to be considered exercised until payment in full is accepted by the Committee or its agent.

         (a) Cash Payment. The exercise price may be paid in cash or by certified check. To the extent permitted by law, the Committee may permit all or a portion of the exercise price of an Option to be paid through borrowed funds.

         (b) Cashless Exercise. Subject to vesting requirements, if applicable, a Participant may engage in a "cashless exercise" of the Option. Upon a cashless exercise, the Participant shall give the Company written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Common Stock subject to the Option and to deliver enough of the proceeds to the Company to pay the Option exercise price and any applicable withholding taxes. If the Participant does not sell the Common Stock subject to the Option through a registered broker-dealer or equivalent third party, the Participant can give the Company written notice of the exercise of the Option and the third party purchaser of the Common Stock subject to the Option shall pay the Option exercise price plus applicable withholding taxes to the Company.

         (c) Exchange of Common Stock. The Committee may permit payment of the Option exercise price by the tendering of previously acquired shares of Common Stock. All shares of Common Stock tendered in payment of the exercise price of an Option shall be valued at the Fair Market Value of the Common Stock on the date prior to the date of exercise. No tendered shares of Common Stock which were acquired by the Participant upon the previous exercise of an Option or as awards under a stock award plan (such as the Company's Recognition and Retention
Plan) shall be accepted for exchange unless the Participant has held such shares (without restrictions imposed by said plan or award) for at least six months prior to the exchange.

15.      Rights of a Stockholder

         A Participant shall have no rights as a stockholder with respect to any shares covered by a Non-Statutory and/or Incentive Stock Option until the date of issuance of a stock certificate for such shares. Nothing in the Plan or in any Award granted confers on any person any right to continue in the employ of the Company or its Affiliates or to continue to perform services for the Company or its Affiliates or interferes in any way with the right of the Company or its Affiliates to terminate his services as an officer, director or employee at any time.

16.      Agreement with Participants

         Each Award of Options, Reload Options, Limited Rights and/or Dividend Equivalent Rights will be evidenced by a written agreement, executed by the Participant and the Company or its Affiliates that describes the conditions for receiving the Awards, including the date of Award, the purchase price, applicable periods, and any other terms and conditions as may be required by the Board or applicable securities laws.

17.      Designation of Beneficiary

         A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Option, Reload Options, Limited Rights or Dividend Equivalent Rights to which he would then be entitled. Such designation will be made upon forms supplied by and delivered to the Company and may be revoked in writing. If a Participant fails effectively to designate a Beneficiary, then his estate will be deemed to be the Beneficiary.

18.      Dilution and Other Adjustments

         In the event of any change in the outstanding shares of Common Stock of the Company by reason of any stock dividend or split, pro rata return of capital to all shareholders, recapitalization, or any merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Company, the Committee will make such adjustments to previously granted Awards, to prevent dilution or enlargement of the rights of the Participant, including any or all of the following:

         (a) adjustments in the aggregate number or kind of shares of Common Stock that may be awarded under the Plan;

         (b) adjustments in the aggregate number or kind of shares of Common Stock covered by Awards already made under the Plan; or

         (c) adjustments in the purchase price of outstanding Incentive and/or Non-Statutory Stock Options, or any Limited Rights attached to such Options.

         No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award. With respect to Incentive Stock Options, no such adjustment shall be made if it would be deemed a "modification" of the Award under Section 424 of the Code.

19.      Effect of a Change in Control on Option Awards

         In the event of a Change in Control, the Committee and the Board of Directors will take one or more of the following actions to be effective as of the date of such Change in Control:

         (a) provide that such Options shall be assumed, or equivalent options shall be substituted, ("Substitute Options") by the acquiring or succeeding corporation (or an affiliate thereof), provided that: (A) any such Substitute Options exchanged for Incentive Stock Options shall meet the requirements of
Section 424(a) of the Code, and (B) the shares of stock issuable upon the exercise of such Substitute Options shall constitute securities registered in accordance with the Securities Act of 1933, as amended ("1933 Act") or such securities shall be exempt from such registration in accordance with Sections 3(a)(2) or 3(a)(5) of the 1933 Act, (collectively, "Registered Securities"), or in the alternative, if the securities issuable upon the exercise of such Substitute Options shall not constitute Registered Securities, then the Participant will receive upon consummation of the Change in Control a cash payment for each Option surrendered equal to the difference between the (1) Fair Market Value of the consideration to be received for each share of Common Stock in the Change in Control times the number of shares of Common Stock subject to such surrendered Options, and (2) the aggregate exercise price of all such surrendered Options; or

         (b) in the event of a transaction under the terms of which the holders of Common Stock will receive upon consummation thereof a cash payment (the "Merger Price") for each share of Common Stock exchanged in the Change in Control transaction, make or to provide for a cash payment to the Participants equal to the difference between (1) the Merger Price times the number of shares of Common Stock subject to such Options held by each Participant (to the extent then exercisable at prices not in excess of the Merger Price) and (2) the aggregate exercise price of all such surrendered Options.

20.      Withholding

         There may be deducted from each distribution of cash and/or Common Stock under the Plan the minimum amount of any federal or state taxes, including payroll taxes, that are applicable to such supplemental taxable income and that are required by any governmental authority to be withheld. Shares of Common Stock will be withheld where required from any distribution of Common Stock.

21.      Amendment of the Plan

         The Board may at any time, and from time to time, modify or amend the Plan in any respect, or modify or amend an Award received by Key Employees and/or Outside Directors subject to OTS regulations; provided, however, that no such termination, modification or amendment may affect the rights of a Participant, without his consent, under an outstanding Award. Any amendment or modification of the Plan or an outstanding Award under the Plan shall be approved by the Committee or the full Board of the Company.

22.      Effective Date of Plan

         The Plan shall become effective upon the date of, or a date determined by the Board of Directors following, approval of the Plan by the Company's stockholders.

23.      Termination of the Plan

         The right to grant Awards under the Plan will terminate upon the earlier of (i) 10 years after the Effective Date, or (ii) the date on which the exercise of Options or related rights equaling the maximum number of shares reserved under the Plan occurs, as set forth in Section 5. The Board may suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect his rights under a previously granted Award.

24.      Applicable Law

         The Plan will be administered in accordance with the laws of the State of Delaware.


         IN WITNESS WHEREOF, the Company has caused the Plan to be executed by its duly authorized officers and the corporate seal to be affixed and duly attested, as of the ____ day of ________________, 1999.


Date Approved by Stockholders: _____________________

Effective Date:   __________________________________


ATTEST:                         FIRST FEDERAL BANKSHARES, INC.



-------------------------       ------------------------------------------------
Secretary                       Barry E. Backhaus, President and Chief Executive
                                Officer

                                 REVOCABLE PROXY
                         FIRST FEDERAL BANKSHARES, INC.

[ X ] PLEASE MARK VOTES AS IN THIS EXAMPLE

                         ANNUAL MEETING OF STOCKHOLDERS
                                October 21, 1999

  The undersigned hereby appoints the official proxy committee consisting of the eight members of the Board of Directors of First Federal Bankshares, Inc. (the "Company") who are not named as nominees hereon, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of CommonStock of the Company that the undersigned is entitled to vote at the 1999 Annual Meeting of Stockholders ("Meeting") to be held at the Sioux City Convention Center, 801 4th Street, Sioux City, Iowa, at 10:30 a.m. (Iowa time) on Thursday, October 21, 1999. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

1. The election as directors of all nominees listed below (except as marked to the contrary below) for three-year terms:

     Gary L. Evans, Allen J. Johnson and Harland D. Johnson

     [   ] For      [   ] Withhold      [   ] Except

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "Except" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------

2. The ratification of the appointment of KPMG LLP as auditors for the fiscal year ending June 30, 2000.

     [   ] For      [   ] Against       [   ] Abstain

3. The ratification and approval of the First Federal Bankshares, Inc. 1999 Recognition and Retention Plan.

     [   ] For      [   ] Against       [   ] Abstain

4. The ratification and approval of the First Federal Bankshares, Inc. 1999 Stock Option Plan.

     [   ] For      [   ] Against       [   ] Abstain


PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING. --------------- [   ]

  The Board of Directors recommends a vote "FOR" each of the listed proposals.

  THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCHMEETING, THIS PROXY WILL BE VOTED BY THE MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

                         Please be sure to sign and date
                          this Proxy in the box below.

                   -----------------------------------------
                                      Date

                   -----------------------------------------
                             Stockholder sign above

                   -----------------------------------------
                         Co-holder (if any) sign above


  Detach above card, sign, date and mail in postage-prepaid envelope provided.

                         FIRST FEDERAL BANKSHARES, INC.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

  Should the above signed be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later dated proxy statement prior to a vote being taken on a particular proposal at the Meeting.

  The above signed acknowledges receipt from the Company prior to the execution of this proxy of a notice of the Meeting, a proxy statement dated September 20, 1999, and audited financial statements.

  Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.


           PLEASE COMPLETE AND DATE THIS PROXY AND RETURN IT PROMPTLY
                    IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.